UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21467

LMP Capital and Income Fund Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY			10004
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 300 First Stamford Place, 4th Fl. Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 725-6666

Date of fiscal year end:	October 31,

Date of reporting period:	October 31, 2006

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

LMP

Capital and Income Fund Inc.

ANNUAL REPORT

OCTOBER 31, 2006

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

LMP

Capital and Income Fund Inc.

Annual Report • October 31, 2006

What’s Inside

Fund Objective

The Fund’s investment objective is total return with an emphasis on income.

Letter from the Chairman	I

Fund Overview	1

Fund at a Glance	6

Schedule of Investments	7

Statement of Assets and Liabilities	25

Statement of Operations	26

Statements of Changes in Net Assets	27

Statement of Cash Flows	28

Financial Highlights	29

Notes to Financial Statements	30

Report of Independent Registered Public Accounting Firm	42

Board Approval of Management and Subadvisory Agreements	43

Additional Information	46

Annual Chief Executive Officer and Chief Financial Officer Certification	49

Dividend Reinvestment Plan	50

Important Tax Information	52

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and
Chief Executive Officer

Dear Shareholder,

While the U.S. economy continued to expand, it weakened considerably as the reporting period progressed. After expanding 4.1% in the third quarter of 2005, gross domestic product (“GDP”)(i) increased a modest 1.7% during the last three months of the year. The economy then rebounded sharply in the first quarter of 2006. Over this period, GDP rose 5.6%, its highest reading since the third quarter of 2003. The economy then took a step backwards in the second quarter 2006, as GDP growth was 2.6% according to the U.S. Commerce Department. The preliminary estimate for third quarter GDP growth was 2.2%.

After increasing the federal funds rate(ii) to 5.25% in June — its 17th consecutive rate hike — the Federal Reserve Board (“Fed”)(iii) paused from raising rates at its next four meetings. In its statement accompanying the December meeting, the Fed stated, “Economic growth has slowed over the course of the year, partly reflecting a substantial cooling of the housing market. Although recent indicators have been mixed, the economy seems likely to expand at a moderate pace on balance over coming quarters.” The Fed’s next meeting is at the end of January, and we believe any further rate movements will likely be data dependent.

For the 12-month period ended October 31, 2006, the U.S. stock market generated solid results, with the S&P 500 Index(iv) returning 16.33%. For much of the period, stock prices moved in fits and starts due to continued interest rate hikes, high oil prices and inflationary pressures. However, toward the end of the period, several of these overhangs were removed, as the Fed paused from tightening rates and, after peaking at $78 a barrel in mid-July, oil prices fell 15% in the latter part of the third quarter.(v)

LMP Capital and Income Fund Inc.	I

Both short- and long-term yields rose over the reporting period. However, after peaking in late June — with two- and 10-year Treasuries hitting 5.29% and 5.25%, respectively — rates fell sharply as the Fed paused from its tightening cycle. In addition, inflationary pressures eased as oil prices declined. Overall, during the 12 months ended October 31, 2006, two-year Treasury yields increased from 4.40% to 4.71%. Over the same period, 10-year Treasury yields moved from 4.57% to 4.61%. Looking at the 12-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Index,(vi) returned 5.19%.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notices

Following the purchase of substantially all of Citigroup Inc.’s (“Citigroup”) asset management business in December 2005, Legg Mason, Inc. (“Legg Mason”) undertook an internal reorganization to consolidate the advisory services provided to the legacy Citigroup funds through a more limited number of advisers. As part of this reorganization, at a meeting held on June 26, 2006, the Fund’s Board approved a new management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”), under which LMPFA became investment manager for the Fund effective August 1, 2006.

Western Asset Management Company (“Western Asset”) became the subadviser for the Fund, under a new sub-advisory agreement between LMPFA and Western Asset, effective August 1, 2006. ClearBridge Advisors, LLC. (“ClearBridge”), formerly CAM North America, LLC., also became a subadviser for the Fund, under an additional sub-advisory agreement between LMPFA and ClearBridge.

II	LMP Capital and Income Fund Inc.

LMPFA, Western Asset and ClearBridge are wholly-owned subsidiaries of Legg Mason. The portfolio managers who are responsible for the day-to-day management of the Fund remained the same immediately prior to and immediately after the date of these changes. LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadvisers the day-to-day portfolio management of the Fund. The management fee for the Fund remains unchanged.

On November 20, 2006 the Fund announced that it authorized the Fund to repurchase from time to time in the open market up to an additional 1,000,000 shares of the Fund’s common stock. The Board of Directors directed the management of the Fund to repurchase shares of the Fund’s common stock at such times and in such amounts as management believes will enhance shareholder value, subject to review by the Fund’s Board of Directors.

This is the fourth repurchase program authorized by the Board of Directors since the Fund’s inception in 2004. Pursuant to the Fund’s previous three repurchase programs of up to 1,000,000 shares each, the Fund has repurchased three million shares of common stock. The second and third repurchase program were authorized and announced in February and June respectively, of this period.

Effective November 30, 2006, Western Asset Management Company Limited (“Western Asset Limited”) will become an additional subadviser to the Fund. Western Asset Limited will provide certain advisory services to the Fund relating to currency transactions and investment in non-dollar denominated securities.

Western Asset Limited has offices at 10 Exchange Place, London, England. Western Asset Limited acts as an investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Western Asset Limited is a wholly-owned subsidiary of Legg Mason.

Prior to October 9, 2006, the Fund was known as Salomon Brothers Capital and Income Fund Inc.

LMP Capital and Income Fund Inc.	III

Information About Your Fund

As you may be aware, several issues in the mutual fund industry (not directly affecting closed-end investment companies, such as this Fund) have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the open-end funds’ response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations, or whether these may affect the Fund.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

December 13, 2006

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

(i)	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
(ii)	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
(iii)

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

(iv)	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.
(v)	Source: The Wall Street Journal, 9/29/06.
(vi)

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

IV	LMP Capital and Income Fund Inc.

Fund Overview

Q. What were the overall market conditions during the Fund’s reporting period?

A. The ongoing economic expansion and solid corporate profits helped the U.S. equity markets generate very strong results during the 12-month period that ended October 31, 2006. Over that time, the S&P 500 Index(i) returned 16.33%. That said, the market experienced periods of volatility — often triggered by the Federal Reserve Board (“Fed”)(ii) and changing expectations regarding whether or not it would end its two year tightening campaign. Looking at the 12-month period as a whole, value stocks outperformed their growth counterparts, with the Russell 3000 Value(iii) and Russell 3000 Growth(iv) Indices returning 21.58% and 11.39%, respectively. However, during the last three months of the reporting period, growth stocks generated superior results, with the Russell 3000 Growth and Russell 3000 Value Indices returning 9.73% and 7.29%, respectively.

The bond market faced a number of challenges over the period, including six additional short-term interest rate hikes by the Fed, inflationary pressures and a continued economic expansion. However, as the period progressed, oil prices fell sharply, a cooling housing market triggered slower economic growth and the Fed paused from raising rates during its meetings in August, September and October 2006. This led to a strong rally in the bond market, with both short- and long-term yields falling sharply. At the end of October, the yield curve was inverted, as two-year Treasury yields were higher than their 10-year counterparts. Historically, this has often been a precursor of slower economic growth.

Riskier asset classes, such as high yield bonds and emerging market debt, experienced periods of volatility during the reporting period. This was often triggered by uncertainty regarding Fed policy and periodic investor flights to quality. However, for the 12-month period as a whole, the Citigroup High Yield Market Index(v) returned 9.95% and the JPMorgan Emerging Markets Bond Index Global(vi) gained 11.45%. High yield bonds performed well on the back of solid corporate profits, low default rates and solid demand. Emerging market debt benefited from a combination of ongoing improvements in emerging market fundamentals, relatively low global interest rates and high commodity prices.

Performance Review

For the 12 months ended October 31, 2006, LMP Capital and Income Fund Inc. returned 13.24%, based on its New York Stock Exchange (“NYSE”) market price and 13.89% based on its net asset value (“NAV”)(vii) per share. In comparison, the Fund’s unmanaged benchmark, the S&P 500 Index, returned 16.33% and its Lipper Income and Preferred Stock Closed-End Funds Category Average(viii) increased 13.50% over the same period. Please note that Lipper performance returns are based on each Fund’s NAV.

LMP Capital and Income Fund Inc. 2006 Annual Report	1

During the 12-month period of this report, the Fund made distributions to shareholders totaling $1.20 per share. The performance table below shows the Fund’s 12-month total return based on its NAV and market price as of October 31, 2006. Past performance is no guarantee of future results.

Performance Snapshot as of October 31, 2006 (unaudited)

12-Month
Price Per Share	Total Return
$21.15 (NAV)	13.89%
$18.19 (Market Price)	13.24%

All figures represent past performance and are not a guarantee of future results.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions in additional shares.

Q.    What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A.    In the equity portion of the Fund, our sector positioning enhanced results during the reporting period. In particular, the Fund’s exposure to the information technology, energy and consumer discretionary sectors were positive contributors to relative performance.

In terms of stock selection, the Fund’s holdings in the financial, consumer staples and consumer discretionary sectors were the largest contributors to relative performance. On an individual stock basis, the largest absolute contributors to performance were Nexen Inc., McDonald’s Corp., American Tower Corp., Time Warner, Inc. and Microsoft Corp.

In the fixed income portion of the Fund, our allocations to high yield and emerging market debt enhanced results, as both sectors outperformed the investment grade markets during the reporting period. In the second half of the fiscal year, the Fund’s large allocation to Ford Motor Company and General Motors Corporation was particularly beneficial, as these bonds performed well following last year’s downgrades. Elsewhere, overall, the Fund’s exposure to mortgages contributed to results as volatility in the sector fell over the period, which aided the mortgage market’s results.

What were the leading detractors from performance?

A.    In the equity portion of the Fund, our overall stock selection detracted from relative results during the reporting period. In particular, the Fund’s holdings in the energy, materials and telecommunication services sectors hurt relative returns the most. From a sector positioning perspective, the Fund’s exposure to industrials and materials

2	LMP Capital and Income Fund Inc. 2006 Annual Report

detracted the most from relative results. On an individual stock basis, the largest detractors from absolute performance were Boston Scientific Corp., Digitas Inc., Halliburton Co., Newmont Mining Corp. and NTL Inc.

In the fixed income portion of the Fund, during the first half of the period, the Fund’s allocations to investment grade corporate and U.S. Treasury securities detracted from performance. Overall, during the second half of the reporting period the Fund’s mortgage holdings helped results. However, during the spring of 2006 this exposure detracted from returns, as spreads widened and the sector underperformed Treasuries.

Q.    Were there any significant changes to the Fund during the reporting period?

A.    A number of significant changes occurred during the 12-month reporting period. Based on our analysis of the risks and rewards in the overall market, we increased the Fund’s equity exposure while reducing its exposure to the fixed income market. In particular, we eliminated the Fund’s emerging markets debt position during the period, as spreads in this asset class reached 15 year lows. This indicated to us that limited upside potential remained. We also moved from a large overweight in the high yield corporate bond sector to a much lower exposure. Again, this was based solely on our views of the risk/reward characteristics in this area. The shift in the Fund’s asset allocation was beneficial to performance, as equities rallied sharply from mid-July through the end of October.

In the equity portion of the Fund, we changed from a team-managed approach to a single portfolio manager. Based on this change, we moved to pare the total number of equity holdings in the Fund from approximately 200 to roughly 60 by the end of the period. We believe the Fund’s equity allocation remains well diversified among the various sectors in the market.

Looking for Additional Information?

The Fund is traded under the symbol “SCD” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under symbol “XSCDX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/InvestorServices.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102, Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

LMP Capital and Income Fund Inc. 2006 Annual Report	3

Thank you for your investment in the LMP Capital and Income Fund Inc. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Robert Gendelman,
Portfolio Manager

ClearBridge Advisors, LLC (Equity Portion)

Western Asset Management Company (Fixed Income Portion)

November 29, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of October 31, 2006 and are subject to change and may not be representative of the Fund’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Federal Home Loan Mortgage Corp. (FHLMC) (5.38%), American Express Co. (3.98%), McDonalds Corp. (3.18%), Microsoft Corp. (3.06%), General Electric Co. (3.04%), Time Warner Inc. (3.01%), First American Corp. (2.95%), Capital One Financial Corp. (2.67%), Anadarko Petroleum Corp (2.54%) and UBS AG (2.50%). Please refer to pages 7 through 24 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the Fund’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2006 were: Financials (27.71%), Consumer Discretionary (21.49%), Information Technology (13.26%), Energy (10.20%) and Industrials (9.47%). The Fund’s portfolio composition is subject to change at any time.

Risks: As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. High-yield bonds are rated below investment grade and involve greater credit and liquidity risk than higher-rated securities. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund is subject to certain risks of overseas investing not associated with domestic investing, including currency fluctuations and changes in political and economic conditions. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

(i)	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

(ii)

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

(iii)

The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

(iv)	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

(v)	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

(vi)

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

4	LMP Capital and Income Fund Inc. 2006 Annual Report

(vii)

NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

(viii)

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended October 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 123 funds in the Fund’s Lipper category, and excluding sales charges.

LMP Capital and Income Fund Inc. 2006 Annual Report	5

Fund at a Glance (unaudited)

Investment Breakdown

As a Percent of Total Investments

6	LMP Capital and Income Fund Inc. 2006 Annual Report

Schedule of Investments (October 31, 2006)

LMP CAPITAL AND INCOME FUND INC.

Shares	Security	Value
COMMON STOCKS — 65.6%
CONSUMER DISCRETIONARY — 12.3%
Hotels, Restaurants & Leisure — 5.9%
107,720	Las Vegas Sands Corp. *	$8,208,264
480,900	McDonald’s Corp.	20,159,328
97,700	Penn National Gaming, Inc. *	3,572,889
93,300	Starwood Hotels & Resorts Worldwide Inc.	5,573,742
182,100	Station Casinos Inc.	10,980,630
26,100	Wynn Resorts Ltd. *	1,919,394
	Total Hotels, Restaurants & Leisure	50,414,247
Household Durables — 0.4%
1,226,577	Home Interiors of Gifts Inc. (a)(b)*	12,266
79,500	Ryland Group Inc.	3,651,435
	Total Household Durables	3,663,701
Media — 6.0%
448,970	Charter Communications Inc., Class A Shares *	1,034,876
286,130	Clear Channel Communications Inc.	9,971,630
215,200	EchoStar Communications Corp., Class A Shares *	7,643,904
70,144	Lamar Advertising Co., Class A Shares *	4,045,906
498,400	SES Global SA, FDR	7,645,041
954,300	Time Warner Inc.	19,095,543
48,900	Warner Music Group Corp.	1,267,977
	Total Media	50,704,877
	TOTAL CONSUMER DISCRETIONARY	104,782,825

CONSUMER STAPLES — 3.3%
Food & Staples Retailing — 0.7%
109,300	Costco Wholesale Corp.	5,834,434
Household Products — 1.6%
213,900	Procter & Gamble Co.	13,559,121
Tobacco — 1.0%
109,000	Altria Group Inc.	8,864,970
	TOTAL CONSUMER STAPLES	28,258,525

ENERGY — 6.8%
Energy Equipment & Services — 1.9%
239,500	Halliburton Co.	7,747,825
94,100	SEACOR Holdings Inc. *	8,420,068
	Total Energy Equipment & Services	16,167,893

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2006 Annual Report	7

Schedule of Investments (October 31, 2006) (continued)

Shares	Security	Value
Oil, Gas & Consumable Fuels — 4.9%
346,600	Anadarko Petroleum Corp.	$16,089,172
183,190	Cheniere Energy Inc. *	4,821,561
244,300	Sasol Ltd., ADR	8,357,503
182,060	Total SA, ADR	12,405,568
	Total Oil, Gas & Consumable Fuels	41,673,804
	TOTAL ENERGY	57,841,697

FINANCIALS — 18.7%
Capital Markets — 1.9%
264,900	UBS AG	15,851,616
Commercial Banks — 1.1%
256,200	Wells Fargo & Co.	9,297,498
Consumer Finance — 5.0%
436,100	American Express Co.	25,210,941
213,432	Capital One Financial Corp.	16,931,561
	Total Consumer Finance	42,142,502
Diversified Financial Services — 0.9%
148,652	Bank of America Corp.	8,007,883
Insurance — 8.0%
209,500	ACE Ltd.	11,993,875
195,500	American International Group Inc.	13,131,735
235,900	Chubb Corp.	12,538,085
260,000	Fidelity National Financial Inc.	5,798,000
272,410	Fidelity National Title Group Inc., Class A	5,995,744
457,800	First American Corp.	18,691,974
	Total Insurance	68,149,413
Real Estate Investment Trusts (REITs) — 0.8%
31,900	Avalonbay Communities Inc.	4,180,814
50,200	Equity Residential	2,741,422
	Total Real Estate Investment Trusts (REITs)	6,922,236
Real Estate Management & Development — 1.0%
338,790	Realogy Corp. *	8,734,006
	TOTAL FINANCIALS	159,105,154
HEALTH CARE — 5.1%
Health Care Providers & Services — 3.0%
210,000	UnitedHealth Group Inc.	10,243,800
194,500	WellPoint Inc. *	14,844,240
	Total Health Care Providers & Services	25,088,040

See Notes to Financial Statements.

8	LMP Capital and Income Fund Inc. 2006 Annual Report

Schedule of Investments (October 31, 2006) (continued)

Shares	Security	Value
Pharmaceuticals — 2.1%
360,900	Bristol-Myers Squibb Co.	$8,932,275
344,200	Pfizer Inc.	9,172,930
	Total Pharmaceuticals	18,105,205
	TOTAL HEALTH CARE	43,193,245

INDUSTRIALS — 6.4%
Aerospace & Defense — 2.3%
263,593	Hexcel Corp. *	4,267,571
280,500	Honeywell International Inc.	11,814,660
47,900	L-3 Communications Holdings Inc.	3,856,908
	Total Aerospace & Defense	19,939,139
Electrical Equipment — 1.4%
807,900	ABB Ltd., ADR	12,053,868
Industrial Conglomerates — 2.3%
548,000	General Electric Co.	19,240,280
Machinery — 0.4%
41,638	Eaton Corp.	3,015,840
	TOTAL INDUSTRIALS	54,249,127

INFORMATION TECHNOLOGY — 9.6%
Communications Equipment — 3.3%
1,208,790	3Com Corp. *	5,874,720
387,700	Cisco Systems Inc. *	9,355,201
282,651	Comverse Technology Inc. *	6,153,312
183,600	QUALCOMM Inc.	6,681,204
	Total Communications Equipment	28,064,437
Computers & Peripherals — 0.1%
49,029	Silicon Graphics Inc. *	931,551
Electronic Equipment & Instruments — 1.4%
333,100	Agilent Technologies Inc. *	11,858,360
Internet Software & Services — 0.4%
151,000	Yahoo! Inc. *	3,977,340
IT Services — 0.8%
161,400	Fidelity National Information Services Inc.	6,709,398
Software — 3.6%
676,500	Microsoft Corp.	19,422,315
602,000	Oracle Corp. *	11,118,940
	Total Software	30,541,255
	TOTAL INFORMATION TECHNOLOGY	82,082,341

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2006 Annual Report	9

Schedule of Investments (October 31, 2006) (continued)

Shares	Security	Value
MATERIALS — 2.0%
Chemicals — 0.2%
69,100	Nalco Holding Co. *	$1,397,893
Construction Materials — 1.5%
208,100	Cemex SA de CV, Participation Certificate, ADR *	6,396,994
74,900	Martin Marietta Materials Inc.	6,591,200
	Total Construction Materials	12,988,194
Metals & Mining — 0.3%
94,140	Compass Minerals International Inc.	2,913,633
	TOTAL MATERIALS	17,299,720

UTILITIES — 1.4%
Multi-Utilities — 1.4%
222,300	Sempra Energy	11,790,792
	TOTAL COMMON STOCKS (Cost — $527,024,043)	558,603,426

PREFERRED STOCKS — 0.0%
CONSUMER DISCRETIONARY — 0.0%
Automobiles — 0.0%
300	Ford Motor Co., 8.000%	5,679

FINANCIALS — 0.0%
Diversified Financial Services — 0.0%
300	Corporate-Backed Trust Certificates, Series 2001-8, Class A-1, 7.375%	5,871
7,500	Preferred Plus, Series FRD-1, 7.400%	128,100
700	Preferred Plus, Series FMC-1 Trust, Senior Debentures, Series LMG-3, 8.250%	13,510
2,800	SATURNS, Series F 2003-5, 8.125%	53,480
	TOTAL FINANCIALS	200,961
	TOTAL PREFERRED STOCKS (Cost — $189,232)	206,640

Face Amount
ASSET-BACKED SECURITIES — 2.9%
Home Equity — 2.9%
$3,491	Ameriquest Finance Net Interest Margin Trust,
	Series 2004-RN5, Class A, 5.193% due 6/25/34 (c)	3,478
1,000,000	Ameriquest Mortgage Securities Inc., Series 2003-12, Class M2, 7.020% due 11/25/33 (d)	1,016,442
2,000,000	Argent Securities Inc., Series 2004-W8, Class M04, 6.620% due 5/25/34 (d)	2,017,273
750,000	Asset-Backed Funding Certificates, Series 2004-FF1, Class M2, 6.770% due 1/25/34 (d)	758,945
2,000,000	Bear Stearns Asset-Backed Securities Inc., Series 2004-HE5, Class M1, 5.890% due 7/25/34 (d)	2,001,234

See Notes to Financial Statements.

10	LMP Capital and Income Fund Inc. 2006 Annual Report

Schedule of Investments (October 31, 2006) (continued)

Face Amount	Security	Value
Home Equity — 2.9% (continued)
	Countrywide Asset-Backed Certificates:
$266,230	Series 2003-03, Class M4, 6.260% due 3/25/33 (d)	$268,625
20,621	Series 2004-02N, Class N1, 5.000% due 2/25/35 (c)	20,450
410,000	Series 2004-05, Class M4, 6.570% due 6/25/34 (d)	416,150
73,417	Finance America Net Interest Margin Trust, Series 2004-01, Class A, 5.250% due 6/27/34 (c)	7,568
750,000	First Franklin Mortgage Loan Asset Backed Certificates, Series 2004-FF2, Class M4, 6.220% due 3/25/34 (d)	753,513
	Fremont Home Loan Trust:
1,000,000	Series 2004-01, Class M5, 6.420% due 2/25/34 (d)	1,003,210
2,000,000	Series 2004-B, Class M4, 6.490% due 5/25/34 (d)	2,003,326
875,000	Series 2004-D, Class M5, 6.320% due 11/25/34 (d)	882,791
1,005,000	GSAMP Trust, Series 2004-OPT, Class M3, 6.470% due 11/25/34 (d)	1,013,521
	Merrill Lynch Mortgage Investors Inc.:
44,494	Series 2004-WM2N, Class N1, 4.500% due 12/25/34 (c)	43,923
6,577	Series 2005-WM1N, Class N1, 5.000% due 9/25/35 (c)	6,537
1,400,000	Morgan Stanley Asset-Backed Securities Capital I, Series 2004-HE4, Class M2, 6.620% due 5/25/34 (d)	1,400,861
	New Century Home Equity Loan Trust:
1,250,000	Series 2001-NC1, Class M2, 6.320% due 6/20/31 (d)	1,251,766
1,500,000	Series 2003-04, Class M2, 7.140% due 10/25/33 (d)	1,512,569
	Novastar Home Equity Loan:
1,000,000	Series 2004-01, Class M4, 6.295% due 6/25/34 (d)	1,008,420
1,250,000	Series 2004-02, Class M5, 6.820% due 9/25/34 (d)	1,262,686
750,000	Series 2005-02, Class M10, 8.320% due 10/25/35 (d)	711,347
	Option One Mortgage Loan Trust:
334,892	Series 2002-04, Class M2, 7.015% due 7/25/32 (d)	335,469
1,500,000	Series 2004-02, Class M2, 6.370% due 5/25/34 (d)	1,500,930
1,000,000	Renaissance Home Equity Loan Trust, Series 2003-4, Class M3, 7.220% due 3/25/34 (d)	1,009,697
722,656	SACO I Trust, Series 2005-2, Class A, 5.520% due 4/25/35 (c)(d)	723,019
	Sail Net Interest Margin Notes:
141,210	Series 2003-BC2A, Class A, 7.750% due 4/27/33 (c)	30,231
71,380	Series 2004-2A, Class A, 5.500% due 3/27/34 (c)	23,278
1,500,000	Structured Asset Investment Loan Trust, Series 2003-BC10, Class M2, 7.170% due 10/25/33 (d)	1,505,101
	TOTAL ASSET-BACKED SECURITIES (Cost — $24,658,817)	24,492,360

COLLATERALIZED MORTGAGE OBLIGATIONS (d) — 0.8%
260,000	American Home Mortgage Investment Trust, Series 2005-4, Class M3, 6.120% due 11/25/45	260,204
695,699	Banc of America Funding Corp., Series 2006-H, Class 1A1, 5.701% due 9/20/46 (a)	697,786
429,877	Banc of America Mortgage Securities, Series 2005-F Class 2A2 5.018% due 7/25/35	426,191

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2006 Annual Report	11

Schedule of Investments (October 31, 2006) (continued)

Face Amount	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS (d) — 0.8% (continued)
	Federal Home Loan Mortgage Corp. (FHLMC):
$117,499	Series 2764, Class DT, 6.000% due 3/15/34	$109,335
605,388	Series 2780, Class SL, PAC, 6.000% due 4/15/34	592,971
748,354	Harborview Mortgage Loan Trust, Series 2005-10, Class B6, 6.390% due 11/19/35	754,668
996,632	Impac CMB Trust, Series 2004-04, Class 2M2, 6.820% due 9/25/34	1,005,494
753,180	Merit Securities Corp., Series 11PA, Class B2, 6.820% due 9/28/32 (c)	649,066
	MLCC Mortgage Investors Inc.:
591,648	Series 2004-A, Class B2, 6.240% due 4/25/29	593,317
795,152	Series 2004-B, Class B2, 6.200% due 5/25/29	800,133
965,745	Washington Mutual Inc., Series 2006-AR10, Class 1A1, 5.977% due 9/25/36	976,051
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $6,899,310)	6,865,216

CONVERTIBLE NOTE — 0.0%
Computers & Peripherals — 0.0%
1,500,000	Silicon Graphics Senior Notes, 6.500% due 6/1/09 (a)(b)(e) (Cost — $0)	0

CORPORATE BONDS & NOTES — 10.7%
Aerospace & Defense — 0.0%
195,000	Alliant Techsystems Inc., Senior Subordinated Notes, 6.750% due 4/1/16	194,025
125,000	Lockheed Martin Corp., Notes, 7.700% due 6/15/08	129,211
	Total Aerospace & Defense	323,236
Airlines — 0.1%
410,000	Continental Airlines Inc., Pass-Through Certificates, Series D, 7.568% due 12/1/06	410,256
Auto Components — 0.1%
125,000	Johnson Controls Inc., Senior Notes, 5.000% due 11/15/06	124,963
295,000	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	286,150
	Visteon Corp., Senior Notes:
75,000	8.250% due 8/1/10	72,000
90,000	7.000% due 3/10/14	78,525
	Total Auto Components	561,638
Automobiles — 0.3%
	Ford Motor Co.:
	Debentures:
110,000	8.875% due 1/15/22	95,975
250,000	6.625% due 10/1/28	185,000
1,465,000	Notes, 7.450% due 7/16/31	1,155,519
	General Motors Corp., Senior Debentures:
1,280,000	8.250% due 7/15/23	1,142,400
70,000	8.375% due 7/15/33	62,650
	Total Automobiles	2,641,544

See Notes to Financial Statements.

12	LMP Capital and Income Fund Inc. 2006 Annual Report

Schedule of Investments (October 31, 2006) (continued)

Face Amount	Security	Value
Beverages — 0.0%
$100,000	PepsiAmericas Inc., Senior Notes, 6.375% due 5/1/09	$102,188
Biotechnology — 0.0%
35,000	Angiotech Pharmaceuticals Inc., Senior Subordinated Notes, 7.750% due 4/1/14 (c)	33,425
Building Products — 0.1%
540,000	Associated Materials Inc., Senior Subordinated Notes, 9.750% due 4/15/12	554,850
230,000	Jacuzzi Brands Inc., Senior Secured Notes, 9.625% due 7/1/10	247,537
460,000	NTK Holdings Inc., Senior Discount Notes, step bond to yield 10.750% due 3/1/14	317,400
	Total Building Products	1,119,787
Capital Markets — 0.1%
125,000	Amvescap PLC, Senior Notes, 5.900% due 1/15/07	125,084
285,000	BCP Crystal U.S. Holdings Corp., Senior Subordinated Notes, 9.625% due 6/15/14	314,212
	E*TRADE Financial Corp., Senior Notes:
120,000	7.375% due 9/15/13	123,900
105,000	7.875% due 12/1/15	111,563
150,000	Morgan Stanley, Notes, 5.800% due 4/1/07	150,197
	Total Capital Markets	824,956
Chemicals — 0.4%
1,000,000	Equistar Chemicals LP, Senior Notes, 10.625% due 5/1/11	1,075,000
	Huntsman International LLC:
110,000	7.875% due 11/13/14 (c)	110,000
1,000,000	Senior Subordinated Notes, 10.125% due 7/1/09	1,020,000
1,116,000	Millennium America Inc., Senior Notes, 9.250% due 6/15/08	1,155,060
50,000	Monsanto Co., Notes, 4.000% due 5/15/08	49,035
75,000	Potash Corp. of Saskatchewan, 7.125% due 6/15/07	75,803
6,000	PPG Industries Inc., Notes, 6.500% due 11/1/07	6,032
125,000	Praxair Inc., Notes, 2.750% due 6/15/08	120,456
	Total Chemicals	3,611,386
Commercial Banks — 0.2%
125,000	American Express Centurion Bank, Notes, 5.410% due 7/19/07 (d)	125,140
380,000	Banesto Finance Ltd., 7.500% due 3/25/07	382,831
250,000	Bank United Corp., Senior Notes, 8.875% due 5/1/07	254,187
300,000	Corporacion Andina de Fomento, Notes, 5.730% due 1/26/07 (d)	300,652
81,818	Fifth Third Bank, Notes, 2.870% due 8/10/09	78,736
200,000	SunTrust Bank, 4.550% due 5/25/09	197,270
150,000	Wells Fargo & Co., Notes, 5.449% due 3/23/07 (d)	150,092
	Total Commercial Banks	1,488,908
Commercial Services & Supplies — 0.3%
	Allied Waste North America Inc., Senior Notes, Series B:
217,000	9.250% due 9/1/12	231,919
925,000	7.375% due 4/15/14	925,000
75,000	7.250% due 3/15/15	75,375

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2006 Annual Report	13

Schedule of Investments (October 31, 2006) (continued)

Face Amount	Security	Value
Commercial Services & Supplies — 0.3% (continued)
$350,000	Corrections Corporation of America, Senior Subordinated Notes,
	6.250% due 3/15/13	$343,000
275,000	DynCorp International LLC/DIV Capital Corporation, Senior Subordinated Notes, Series B, 9.500% due 2/15/13	287,375
555,000	Windstream Corp., Senior Notes, 8.625% due 8/1/16 (c)	601,481
	Total Commercial Services & Supplies	2,464,150
Computers & Peripherals — 0.0%
125,000	Hewlett-Packard Co., Senior Notes, 5.500% due 7/1/07	125,098
125,000	IBM Canada Credit Services Co., Senior Notes, 3.750% due 11/30/07 (c)	122,690
	Total Computers & Peripherals	247,788
Consumer Finance — 0.9%
	Ford Motor Credit Co.:
1,050,000	Notes, 7.000% due 10/1/13	977,403
	Senior Notes:
1,500,000	5.800% due 1/12/09	1,433,459
135,000	9.750% due 9/15/10 (c)	139,324
559,000	10.640% due 6/15/11 (c)(d)	588,962
	General Motors Acceptance Corp., Notes:
2,600,000	5.625% due 5/15/09	2,551,001
1,600,000	6.750% due 12/1/14	1,588,734
125,000	SLM Corp., Medium-Term Notes, Series A, 5.577% due 1/26/09 (d)	125,514
	Total Consumer Finance	7,404,397
Containers & Packaging — 0.4%
475,000	Graham Packaging Co. Inc., Senior Subordinated Notes, 9.875% due 10/15/14	478,563
	Graphic Packaging International Corp.:
90,000	Senior Notes, 8.500% due 8/15/11	92,925
535,000	Senior Subordinated Notes, 9.500% due 8/15/13	552,387
750,000	JSG Funding PLC, Senior Notes, 9.625% due 10/1/12	797,812
900,000	Owens-Illinois Inc., Debentures, 7.500% due 5/15/10	918,000
195,000	Plastipak Holdings Inc., Senior Notes, 8.500% due 12/15/15 (c)	202,800
	Total Containers & Packaging	3,042,487
Diversified Consumer Services — 0.1%
1,005,000	Hertz Corp., Senior Subordinated Notes, 10.500% due 1/1/16 (c)	1,108,012
Diversified Financial Services — 0.5%
125,000	Bank of America Corp., Subordinated Notes, 6.375% due 2/15/08	126,571
325,000	Basell AF SCA, Senior Secured Subordinated Second Priority Notes, 8.375% due 8/15/15 (c)	331,500
125,000	Bear Stearns Cos. Inc., Notes, 5.700% due 1/15/07	125,046
125,000	Capital One Bank, Notes, 5.750% due 9/15/10	127,175
240,000	CCM Merger Inc., Notes, 8.000% due 8/1/13 (c)	232,500
125,000	CIT Group Inc., Senior Notes, 5.500% due 11/30/07	125,357

See Notes to Financial Statements.

14	LMP Capital and Income Fund Inc. 2006 Annual Report

Schedule of Investments (October 31, 2006) (continued)

Face Amount	Security	Value
Diversified Financial Services — 0.5% (continued)
	CitiSteel USA Inc., Senior Secured Notes:
$125,000	12.949% due 9/1/10 (d)	$129,688
110,000	15.000% due 10/1/10 (c)(f)	119,350
110,493	Core Investment Grade Bond Trust I, Pass-Through Certificates, 4.642% due 11/30/07	109,767
125,000	Countrywide Home Loans Inc., Medium-Term Notes, Series M, 4.125% due 9/15/09	121,377
125,000	General Electric Capital Corp., Medium-Term Notes, Series A, 5.447% due 6/22/07 (d)	125,131
162,000	Global Cash Access LLC/Global Cash Finance Corp., Senior Subordinated Notes, 8.750% due 3/15/12	171,922
500,000	Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC, Second Priority, Senior Secured Notes, 9.000% due 7/15/14	565,000
125,000	HSBC Finance Corp., Senior Subordinated Notes, 5.875% due 2/1/09	127,088
95,000	Hughes Network Systems LLC/HNS Finance Corp., Senior Notes, 9.500% due 4/15/14 (c)	98,800
400,000	Inter-American Development Bank, Notes, 5.125% due 9/13/16	407,421
125,000	John Deere Capital Corp., Medium-Term Notes, Series D, 4.400% due 7/15/09	122,837
150,000	JPMorgan Chase & Co., Senior Notes, 5.350% due 3/1/07	149,954
125,000	Nationwide Building Society, Medium-Term Notes, 2.625% due 1/30/07 (c)	124,165
150,000	Rio Tinto Finance USA Ltd., Notes, 2.625% due 9/30/08	143,206
125,000	TIAA Global Markets Inc., Notes, 4.125% due 11/15/07 (c)	123,478
100,000	UCAR Finance Inc., Senior Notes, 10.250% due 2/15/12	105,625
160,000	UGS Corp., Senior Subordinated Notes, 10.000% due 6/1/12	173,600
210,000	Vanguard Health Holdings Co. I LLC, Senior Discount Notes, step bond to yield 11.250% due 10/1/15	153,825
260,000	Vanguard Health Holdings Co. II LLC, Senior Subordinated Notes, 9.000% due 10/1/14	252,850
	Total Diversified Financial Services	4,393,233
Diversified Telecommunication Services — 0.6%
	Cincinnati Bell Inc.:
95,000	Senior Notes, 7.000% due 2/15/15	93,813
310,000	Senior Subordinated Notes, 8.375% due 1/15/14	317,750
315,000	Citizens Communications Co., Senior Notes, 9.000% due 8/15/31	343,744
325,000	Hawaiian Telcom Communications Inc., Senior Subordinated Notes, Series B, 12.500% due 5/1/15	348,562
125,000	Inmarsat Finance PLC, Senior Notes, 7.625% due 6/30/12	129,531
750,000	Insight Midwest LP/Insight Capital Inc., Senior Notes, 10.500% due 11/1/10	778,125
	Intelsat Bermuda Ltd., Senior Notes:
370,000	9.250% due 6/15/16 (c)	396,825
680,000	11.250% due 6/15/16 (c)	743,750
35,000	Intelsat Ltd., Notes, 7.625% due 4/15/12	31,763
	Level 3 Financing Inc.:
70,000	11.800% due 3/15/11 (d)	74,025
40,000	10.750% due 10/15/11	42,700
150,000	Senior Notes, 9.250% due 11/1/14 (c)	151,687

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2006 Annual Report	15

Schedule of Investments (October 31, 2006) (continued)

Face Amount	Security	Value
Diversified Telecommunication Services — 0.6% (continued)
	NTL Cable PLC, Senior Notes:
$50,000	8.750% due 4/15/14	$52,813
165,000	9.125% due 8/15/16	174,281
	Qwest Communications International Inc., Senior Notes:
285,000	7.500% due 2/15/14	292,125
740,000	Series B, 7.500% due 2/15/14	758,500
605,000	Telcordia Technologies Inc., Senior Subordinated Notes, 10.000% due 3/15/13 (c)	459,800
	Total Diversified Telecommunication Services	5,189,794
Electric Utilities — 0.0%
75,000	Entergy Gulf States Inc., First Mortgage Notes, 3.600% due 6/1/08	72,884
137,742	Midwest Generation LLC, Pass-Through Certificates, Series B, 8.560% due 1/2/16	148,848
100,000	Orion Power Holdings Inc., Senior Notes, 12.000% due 5/1/10	114,000
	Total Electric Utilities	335,732
Energy Equipment & Services — 0.1%
75,000	Cameron International Corp., Senior Notes, 2.650% due 4/15/07	74,038
529,000	Dresser-Rand Group Inc., Senior Subordinated Notes, 7.375% due 11/1/14	525,694
250,000	Duke Energy Field Services LLC, Senior Notes, 5.750% due 11/15/06	250,015
55,000	Pride International Inc., Senior Notes, 7.375% due 7/15/14	57,062
	Total Energy Equipment & Services	906,809
Food & Staples Retailing — 0.0%
150,000	Safeway Inc., Senior Unsecured Notes, 6.500% due 11/15/08	153,307
Food Products — 0.1%
	Dole Food Co. Inc., Senior Notes:
125,000	7.250% due 6/15/10	117,187
261,000	8.875% due 3/15/11	250,234
125,000	Kellogg Co., Senior Notes, 2.875% due 6/1/08	120,528
200,000	Kraft Foods Inc., Notes, 4.625% due 11/1/06	200,000
	Total Food Products	687,949
Health Care Providers & Services — 0.4%
250,000	AmeriPath Inc., Senior Subordinated Notes, 10.500% due 4/1/13	270,000
600,000	Genesis HealthCare Corp., Senior Subordinated Notes, 8.000% due 10/15/13 HCA Inc.:	625,500
	Senior Notes:
345,000	6.300% due 10/1/12	294,975
295,000	6.375% due 1/15/15	236,738
345,000	6.500% due 2/15/16	275,138
925,000	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14	898,406
	Tenet Healthcare Corp., Senior Notes:
650,000	7.375% due 2/1/13	579,312
70,000	6.875% due 11/15/31	54,600
150,000	UnitedHealth Group Inc., Senior Notes, 3.300% due 1/30/08	146,307
	Total Health Care Providers & Services	3,380,976

See Notes to Financial Statements.

16	LMP Capital and Income Fund Inc. 2006 Annual Report

Schedule of Investments (October 31, 2006) (continued)

Face Amount	Security	Value
Hotels, Restaurants & Leisure — 1.1%
$1,000,000	Boyd Gaming Corp., Senior Subordinated Notes, 6.750% due 4/15/14	$983,750
200,000	Carnival Corp., Secured Notes, 3.750% due 11/15/07	196,445
125,000	Carrols Corp., Senior Subordinated Notes, 9.000% due 1/15/13	127,188
325,000	Choctaw Resort Development Enterprise, Senior Notes, 7.250% due 11/15/19 (c)	325,000
550,000	Denny’s Holdings Inc., Senior Notes, 10.000% due 10/1/12	574,750
135,000	Gaylord Entertainment Co., Senior Notes, 6.750% due 11/15/14	129,938
450,000	Herbst Gaming Inc., Senior Subordinated Notes, 7.000% due 11/15/14	437,062
400,000	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10	430,000
1,000,000	Isle of Capri Casinos Inc., Senior Subordinated Notes, 7.000% due 3/1/14	965,000
550,000	Las Vegas Sands Corp., Senior Notes, 6.375% due 2/15/15	519,750
125,000	McDonald’s Corp., Medium-Term Notes, Series E, 5.950% due 1/15/08	125,649
	MGM MIRAGE Inc.:
	Senior Notes:
700,000	6.750% due 9/1/12	682,500
575,000	5.875% due 2/27/14	529,719
203,000	Senior Subordinated Notes, 9.375% due 2/15/10	216,702
	Mohegan Tribal Gaming Authority, Senior Subordinated Notes:
300,000	7.125% due 8/15/14	304,125
350,000	6.875% due 2/15/15	349,125
325,000	Penn National Gaming Inc., Senior Subordinated Notes, 6.750% due 3/1/15	318,500
500,000	Pinnacle Entertainment Inc., Senior Subordinated Notes, 8.250% due 3/15/12	510,000
40,000	River Rock Entertainment Authority, Senior Notes, 9.750% due 11/1/11	43,000
625,000	Seneca Gaming Corp., Senior Notes, 7.250% due 5/1/12	632,031
625,000	Station Casinos Inc., Senior Subordinated Notes, 6.875% due 3/1/16	576,562
500,000	Turning Stone Casino Resort Enterprise, Senior Notes, 9.125% due 12/15/10 (c)	512,500
	Total Hotels, Restaurants & Leisure	9,489,296
Household Durables — 0.4%
190,000	Beazer Homes USA Inc., Senior Notes, 8.125% due 6/15/16	194,275
100,000	Centex Corp., Notes, 4.750% due 1/15/08	99,058
125,000	Fortune Brands Inc., Notes, 2.875% due 12/1/06	124,729
600,000	Interface Inc., Senior Subordinated Notes, 9.500% due 2/1/14	625,500
	K Hovnanian Enterprises Inc.:
140,000	6.250% due 1/15/16	128,100
685,000	Senior Notes, 8.625% due 1/15/17	709,831
345,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11	355,350
45,000	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, step bond to yield 8.678% due 9/1/12	37,463
600,000	Sealy Mattress Co., Senior Subordinated Notes, 8.250% due 6/15/14	625,500
575,000	Tempur-Pedic Inc./Tempur Production USA Inc., Senior Subordinated Notes, 10.250% due 8/15/10	606,625
	Total Household Durables	3,506,431

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2006 Annual Report	17

Schedule of Investments (October 31, 2006) (continued)

Face Amount	Security	Value
Household Products — 0.0%
$195,000	Nutro Products Inc., Senior Subordinated Notes, 10.750% due 4/15/14 (c)	$210,600
213,000	Spectrum Brands Inc., Senior Subordinated Notes, 7.375% due 2/1/15	173,595
	Total Household Products	384,195
Independent Power Producers & Energy Traders — 0.6%
	AES Corp., Senior Notes:
100,000	9.500% due 6/1/09	107,625
1,370,000	7.750% due 3/1/14	1,441,925
175,000	Calpine Generating Co. LLC, Senior Secured Notes, 14.370% due 4/1/11 (d)(e)	187,688
100,000	Duke Energy Corp., Senior Notes, 4.200% due 10/1/08	98,071
	Edison Mission Energy, Senior Notes:
1,000,000	7.730% due 6/15/09	1,045,000
35,000	7.500% due 6/15/13 (c)	36,138
340,000	7.750% due 6/15/16 (c)	352,750
325,000	Mirant North America LLC, Senior Notes, 7.375% due 12/31/13	330,281
	NRG Energy Inc., Senior Notes:
250,000	7.250% due 2/1/14	253,437
1,025,000	7.375% due 2/1/16	1,039,094
	Total Independent Power Producers & Energy Traders	4,892,009
Industrial Conglomerates — 0.0%
237,000	Koppers Inc., Senior Notes, 9.875% due 10/15/13	257,145
Insurance — 0.2%
500,000	Crum & Forster Holdings Corp., Senior Notes, 10.375% due 6/15/13	521,250
125,000	Genworth Financial Inc., Notes, 4.750% due 6/15/09	124,087
75,000	Marsh & McLennan Cos. Inc., Notes, 5.513% due 7/13/07 (d)	75,001
500,000	Nationwide Life Global Funding I, Notes, 5.454% due 9/28/07 (c)(d)	500,754
150,000	Protective Life Secured Trust, Senior Secured Notes, Medium-Term Notes, 5.453% due 4/13/07 (d)	150,125
156,000	Prudential Financial Inc., Medium-Term Notes, 3.750% due 5/1/08	152,689
75,000	Unitrin Inc., Senior Notes, 5.750% due 7/1/07	75,010
	Total Insurance	1,598,916
Internet & Catalog Retail — 0.0%
235,000	FTD Inc., Senior Subordinated Notes, 7.750% due 2/15/14	235,000
IT Services — 0.1%
	Sungard Data Systems Inc.:
400,000	Senior Notes, 9.125% due 8/15/13	417,000
270,000	Senior Subordinated Notes, 10.250% due 8/15/15	284,175
	Total IT Services	701,175
Machinery — 0.2%
325,000	Case New Holland Inc., Senior Notes, 7.125% due 3/1/14	329,062
412,000	Caterpillar Inc., Senior Debentures, 7.250% due 9/15/09	435,762
504,000	Mueller Holdings Inc., Senior Discount Notes, step bond to yield 11.895% due 4/15/14	446,040
33,000	Terex Corp., Senior Subordinated Notes, 7.375% due 1/15/14	33,660
	Total Machinery	1,244,524

See Notes to Financial Statements.

18	LMP Capital and Income Fund Inc. 2006 Annual Report

Schedule of Investments (October 31, 2006) (continued)

Face Amount	Security	Value
Media — 1.3%
$365,000	Affinion Group Inc., Senior Notes, 10.125% due 10/15/13 (c)	$388,725
	AMC Entertainment Inc.:
80,000	Senior Notes, Series B, 8.625% due 8/15/12	82,900
545,000	Senior Subordinated Notes, 11.000% due 2/1/16	605,631
	CCH I Holdings LLC/CCH I Holdings Capital Corp.:
380,000	Senior Notes, 11.750% due 5/15/14	325,850
19,000	Senior Secured Notes, 11.000% due 10/1/15 (c)	18,335
550,000	CCH I LLC/CCH Capital Corp., Senior Secured Notes, 11.000% due 10/1/15	532,812
	CCH II LLC/CCH II Capital Corp., Senior Notes:
480,000	10.250% due 9/15/10	498,000
405,000	10.250% due 10/1/13 (c)	419,175
55,000	Charter Communications Holdings LLC, Senior Discount Notes, step bond to yield 13.883% due 1/15/12	48,125
700,000	Charter Communications Operating LLC, Second Lien Senior Notes, 8.375% due 4/30/14 (c)	722,750
250,000	Clear Channel Communications Inc., Senior Notes, 3.125% due 2/1/07	248,462
	CSC Holdings Inc.:
700,000	Debentures, Series B, 8.125% due 8/15/09	725,375
375,000	Senior Notes, Series B, 8.125% due 7/15/09	388,594
764,000	DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., Senior Notes, 8.375% due 3/15/13	796,470
	EchoStar DBS Corp., Senior Notes:
1,000,000	6.625% due 10/1/14	967,500
365,000	7.125% due 2/1/16 (c)	358,612
	Houghton Mifflin Co.:
250,000	Senior Discount Notes, step bond to yield 10.417% due 10/15/13	226,875
50,000	Senior Subordinated Notes 9.875% due 2/1/13	53,813
65,000	ION Media Networks Inc., Secured Notes, 11.624% due 1/15/13 (c)(d)	65,406
220,000	Kabel Deutschland GMBH, Senior Notes, 10.625% due 7/1/14 (c)	238,975
230,000	Lamar Media Corp., Senior Subordinated Notes, 6.625% due 8/15/15	222,525
500,000	LodgeNet Entertainment Corp., Senior Subordinated Notes, 9.500% due 6/15/13	537,500
300,000	Primedia Inc., Senior Notes, 8.875% due 5/15/11	299,250
	R.H. Donnelley Corp.:
	Senior Discount Notes:
175,000	Series A-1, 6.875% due 1/15/13	165,594
300,000	Series A-2, 6.875% due 1/15/13	283,875
450,000	Senior Notes, Series A-3, 8.875% due 1/15/16	466,312
	Rainbow National Services LLC:
100,000	Senior Notes, 8.750% due 9/1/12 (c)	105,625
50,000	Senior Subordinated Debentures, 10.375% due 9/1/14 (c)	55,875
600,000	Rogers Cable Inc., Senior Secured Notes, 7.875% due 5/1/12	643,500
100,000	Walt Disney Co., Medium-Term Notes, 5.500% due 12/29/06	100,047
190,000	XM Satellite Radio Inc., Senior Notes, 9.750% due 5/1/14	181,450
	Total Media	10,773,938

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2006 Annual Report	19

Schedule of Investments (October 31, 2006) (continued)

Face Amount	Security	Value
Metals & Mining — 0.1%
$435,000	Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15	$478,500
240,000	RathGibson Inc., Senior Notes, 11.250% due 2/15/14 (c)	250,800
150,000	WMC Finance USA, 6.750% due 12/1/06	150,108
	Total Metals & Mining	879,408
Multi-Utilities — 0.0%
125,000	Keyspan Gas East Corp., Medium-Term Notes, 6.900% due 1/15/08	126,971
155,000	United Utilities PLC, Notes, 6.450% due 4/1/08	156,938
	Total Multi-Utilities	283,909
Multiline Retail — 0.1%
490,000	Neiman Marcus Group Inc., Senior Subordinated Notes, 10.375% due 10/15/15	538,387
125,000	Target Corp., Senior Notes, 5.500% due 4/1/07	125,055
	Total Multiline Retail	663,442
Office Electronics — 0.1%
390,000	Xerox Corp., Senior Notes, 6.750% due 2/1/17	398,775
Oil, Gas & Consumable Fuels — 0.7%
440,000	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	451,000
	Chesapeake Energy Corp., Senior Notes:
775,000	6.375% due 6/15/15	751,750
425,000	6.500% due 8/15/17	402,687
85,000	Compagnie Generale de Geophysique SA, Senior Notes, 7.500% due 5/15/15	84,363
	El Paso Corp., Medium-Term Notes:
190,000	7.800% due 8/1/31	199,025
1,050,000	7.750% due 1/15/32	1,099,875
500,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	483,750
325,000	Holly Energy Partners, L.P., Senior Notes, 6.250% due 3/1/15	304,687
260,000	International Coal Group Inc., Senior Notes, 10.250% due 7/15/14 (c)	254,150
125,000	Norsk Hydro ASA, Notes, 6.360% due 1/15/09	128,148
240,000	Petrohawk Energy Corp., Senior Notes, 9.125% due 7/15/13 (c)	246,000
310,000	Pogo Producing Co., Senior Subordinated Notes, 7.875% due 5/1/13 (c)	316,975
100,000	Vintage Petroleum Inc., Senior Notes, 8.250% due 5/1/12	105,381
470,000	Williams Cos. Inc., Senior Notes, 7.750% due 6/15/31	482,925
520,000	XTO Energy Inc., Senior Notes, 7.500% due 4/15/12	568,999
	Total Oil, Gas & Consumable Fuels	5,879,715
Paper & Forest Products — 0.1%
545,000	Appleton Papers Inc., Senior Subordinated Notes, Series B, 9.750% due 6/15/14	542,275
	NewPage Corp.:
10,000	Senior Secured Notes, 11.739% due 5/1/12 (d)	10,850
220,000	Senior Subordinated Notes, 12.000% due 5/1/13	231,000
	Verso Paper Holdings LLC:
120,000	Senior Secured Notes, 9.125% due 8/1/14 (c)	122,400
105,000	Senior Subordinated Notes, 11.375% due 8/1/16 (c)	107,100
	Total Paper & Forest Products	1,013,625

See Notes to Financial Statements.

20	LMP Capital and Income Fund Inc. 2006 Annual Report

Schedule of Investments (October 31, 2006) (continued)

Face Amount	Security	Value
Personal Products — 0.0%
$150,000	Gillette Co., Notes, 3.500% due 10/15/07	$147,081
145,000	Playtex Products Inc., Senior Secured Notes, 8.000% due 3/1/11	151,888
	Total Personal Products	298,969
Pharmaceuticals — 0.1%
425,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12	421,813
Real Estate Investment Trusts (REITs) — 0.1%
15,000	Forest City Enterprises Inc., Senior Notes, 7.625% due 6/1/15	15,300
75,000	iStar Financial Inc., Senior Notes, Series B, 4.875% due 1/15/09	74,098
205,000	Kimball Hill Inc., Senior Subordinated Notes, 10.500% due 12/15/12	185,525
50,000	Simon Property Group LP, Notes, 6.375% due 11/15/07	50,438
85,000	Ventas Realty LP/Ventas Capital Corp., Senior Notes, 6.500% due 6/1/16	85,212
200,000	Vornado Realty LP, Senior Notes, 5.625% due 6/15/07	199,824
	Total Real Estate Investment Trusts (REITs)	610,397
Real Estate Management & Development — 0.0%
35,000	Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, 9.500% due 10/1/15	30,188
Road & Rail — 0.1%
75,000	Burlington Northern Santa Fe Corp., Notes, 7.875% due 4/15/07	75,780
430,000	Kansas City Southern Railway, 7.500% due 6/15/09	436,988
	Total Road & Rail	512,768
Software — 0.0%
375,000	UGS Capital Corp. II, Senior Subordinated Notes, 10.380% due 6/1/11 (c)(d)(f)	389,063
Specialty Retail — 0.2%
235,000	Blockbuster Inc., Senior Subordinated Notes, 9.000% due 9/1/12	212,675
500,000	Buffets Inc., Senior Subordinated Notes, 11.250% due 7/15/10	531,250
85,000	EPL Finance Corp., Senior Notes, 11.750% due 11/15/13 (c)	90,950
165,000	Eye Care Centers of America, Senior Subordinated Notes, 10.750% due 2/15/15	181,088
30,000	Linens ‘n Things Inc., 10.999% due 1/15/14 (d)	29,550
65,000	Michaels Stores Inc., Senior Subordinated Notes, 11.375% due 11/1/16 (c)	65,406
275,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13	266,062
	Total Specialty Retail	1,376,981
Textiles, Apparel & Luxury Goods — 0.2%
950,000	Levi Strauss & Co., Senior Notes, 9.750% due 1/15/15	1,011,750
300,000	Oxford Industries Inc., Senior Notes, 8.875% due 6/1/11	309,375
250,000	Simmons Bedding Co., Senior Subordinated Notes, 7.875% due 1/15/14	248,125
	Total Textiles, Apparel & Luxury Goods	1,569,250
Thrifts & Mortgage Finance — 0.0%
100,000	GreenPoint Financial Corp., Senior Notes, 3.200% due 6/6/08	96,570

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2006 Annual Report	21

Schedule of Investments (October 31, 2006) (continued)

Face Amount	Security	Value
Tobacco — 0.0%
$75,000	Altria Group Inc., Notes, 7.200% due 2/1/07	$75,201
Trading Companies & Distributors — 0.1%
155,000	Ashtead Capital Inc., Notes, 9.000% due 8/15/16 (c)	163,913
130,000	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16 (c)	134,875
410,000	Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14 (c)	438,700
	Total Trading Companies & Distributors	737,488
Wireless Telecommunication Services — 0.2%
60,000	Metropcs Wireless Inc., Senior Notes, 9.250% due 11/1/14 (c)	60,825
625,000	Rogers Wireless Inc., Secured Notes, 7.500% due 3/15/15	670,312
355,000	Rural Cellular Corp., Senior Notes, 9.875% due 2/1/10	374,525
250,000	Sprint Capital Corp., Notes, 6.000% due 1/15/07	250,137
600,000	UbiquiTel Operating Co., Senior Notes, 9.875% due 3/1/11	652,500
	Total Wireless Telecommunication Services	2,008,299
	TOTAL CORPORATE BONDS & NOTES (Cost — $90,145,050)	90,760,448
LOAN PARTICIPATION — 0.1%
1,000,000	UPC Broadband Holding B.V. Term Loan, 7.640% due 3/15/13 (Toronto Dominion) (d)(g) (Cost — $1,000,000)	1,001,027

MORTGAGE-BACKED SECURITIES — 7.8%
FHLMC — 4.8%
	Federal Home Loan Mortgage Corp. (FHLMC):
3,860,275	5.127% due 6/1/35 (d)	3,835,836
	Gold:
1,046,385	7.000% due 6/1/17	1,074,105
33,690,488	6.000% due 7/1/21-2/1/36	34,082,071
425,668	8.500% due 9/1/25	457,059
826,324	6.500% due 8/1/29	848,873
	Total FHLMC	40,297,944
FNMA — 2.5%
	Federal National Mortgage Association (FNMA):
1,260,572	8.000% due 12/1/12	1,287,716
1,341,557	5.500% due 1/1/14-4/1/35	1,334,517
2,084,973	7.000% due 3/15/15-6/1/32	2,157,683
664,540	4.215% due 12/1/34 (d)	648,901
936,637	4.859% due 1/1/35 (d)	919,931
1,233,824	5.113% due 3/1/35 (d)	1,222,961
2,669,463	4.309% due 4/1/35 (d)	2,708,084
844,544	5.500% due 4/1/35 (d)	835,347
3,807,646	5.615% due 4/1/36 (d)	3,830,402
6,081,711	5.588% due 5/1/36 (d)	6,104,517
	Total FNMA	21,050,059

See Notes to Financial Statements.

22	LMP Capital and Income Fund Inc. 2006 Annual Report

Schedule of Investments (October 31, 2006) (continued)

Face
Amount	Security	Value
GNMA — 0.5%
$4,499,753	Government National Mortgage Association (GNMA), 5.500% due 8/15/21	$4,526,937
	TOTAL MORTGAGE-BACKED SECURITIES
	(Cost — $65,957,682)	65,874,940

SOVEREIGN BOND — 0.0%
Argentina — 0.0%
69,931ARS	Republic of Argentina, GDP Linked Securities, 0.649% due 12/15/35 (d) (Cost — $811)	2,138

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 0.1%
U.S. Government Agencies — 0.0%
100,000	Federal Home Loan Bank (FHLB), Global Bonds, 5.500% due 7/15/36	105,998
220,000	Federal National Mortgage Association (FNMA), Notes, 5.000% due 9/15/08	220,406
	Total U.S. Government Agencies	326,404
U.S. Government Obligations — 0.1%
150,000	U.S. Treasury Bonds, 4.500% due 2/15/36	144,820
650,000	U.S. Treasury Notes, 4.500% due 11/15/15	645,278
	Total U.S. Government Obligations	790,098
	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
	(Cost — $1,073,659)	1,116,502

Contracts
PURCHASED OPTIONS — 0.3%
313,600	iShares Trust, Put @ 76, expires 12/06	642,880
134,000	S & P 500 Index, Put @ 1,365, expires 12/06	1,849,200
	TOTAL PURCHASED OPTIONS
	(Cost — $2,575,176)	2,492,080
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS
	(Cost — $719,523,780)	751,414,777

Face
Amount
SHORT-TERM INVESTMENTS — 11.7%
U.S. Government Agencies — 0.2%
$1,422,000	Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes, Series RB, 5.094% due 11/7/06 (h)	1,420,795
100,000	Federal National Mortgage Association (FNMA), Discount Notes, 5.197% due 6/25/07 (h)	96,732
	Total U.S. Government Agencies	1,517,527

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2006 Annual Report	23

Schedule of Investments (October 31, 2006) (continued)

Face
Amount	Security	Value
Repurchase Agreements — 11.5%
$83,349,000	Interest in $382,313,000 joint tri-party repurchase agreement dated 10/31/06 with Banc of America Securities LLC, 5.290% due 11/1/06; Proceeds at maturity — $83,361,248; (Fully collateralized by various U.S. government agency obligations, 0.000% to 5.375% due 7/23/07 to 5/15/19; Market value — $ 85,016,605 (i)	$83,349,000
7,000,000	Interest in $25,000,000 joint tri-party repurchase agreement dated 10/31/06 with Morgan Stanley, 5.280% due 11/1/06; Proceeds at maturity — $7,001,027; (Fully collateralized by various U.S. government agency obligation, 0.000% due 11/24/06; Market value — $7,180,503)	7,000,000
7,895,000	Nomura Securities International Inc. repurchase agreement dated 10/31/06, 5.280% due 11/1/06; Proceeds at maturity — $7,896,158; (Fully collateralized by various U.S. government agency obligation, 5.00% due 1/15/07; Market value — $8,053,486)	7,895,000
	Total Repurchase Agreements	98,244,000
	TOTAL SHORT-TERM INVESTMENTS
	(Cost — $99,761,517)	99,761,527
	TOTAL INVESTMENTS — 100.0% (Cost — $819,285,297#)	$851,176,304

*                 Non-income producing security.

†                    Face amount denominated in U.S. dollars, unless otherwise noted.

(a)              Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).

(b)              Illiquid security.

(c)              Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(d)              Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2006.

(e)              Security is currently in default.

(f)               Payment-in-kind security for which part of the income earned may be paid as additional principal.

(g)              Participation interest was acquired through the financial institution indicated parenthetically.

(h)              Rate shown represents yield-to-maturity.

(i)                All or a portion of this security is segregated for open futures contracts, written options extended settlements, and forward foreign currency contracts.

#                    Aggregate cost for federal income tax purposes is $819,744,392.

Abbreviations used in this schedule:

ADR  – American Depositary Receipt

ARS  – Argentine Peso

FDR  – Foreign Depositary Receipt

GDP  – Gross Domestic Product

PAC  – Planned Amortization Class

Schedule of Options Written

Contracts	Security	Expiration Date	Strike Price	Value
1,090	Altria Group Inc., Call
	(Premiums received — $215,858)	11/18/06	$80.00	$228,900

See Notes to Financial Statements.

24	LMP Capital and Income Fund Inc. 2006 Annual Report

Statement of Assets and Liabilities (October 31, 2006)

ASSETS:
Investments, at value (Cost — $721,041,297)	$752,932,304
Repurchase agreements, at value (Cost — $98,244,000)	98,244,000
Foreign currency, at value (Cost — $1,707,976)	1,703,602
Cash	1,397
Receivable for securities sold	15,113,049
Dividends and interest receivable	2,626,921
Principal paydown receivable	123,704
Receivable for open forward currency contracts	8,737
Prepaid expenses	13,672
Total Assets	870,767,386
LIABILITIES:
Loan payable (Note 4)	220,000,000
Payable for securities purchased	14,861,362
Interest payable (Note 4)	938,770
Investment management fee payable	613,459
Options written, at value (premium received $215,858)	228,900
Payable to broker - variation margin on open futures contracts	18,883
Payable for open forward currency contracts	15,659
Directors’ fees payable	4,415
Accrued expenses	197,835
Total Liabilities	236,879,283
Total Net Assets	$633,888,103

NET ASSETS:
Par value ($0.001 par value; 29,964,106 shares issued and outstanding; 100,000,000 shares authorized)	$29,964
Paid-in capital in excess of par value	561,932,977
Undistributed net investment income	6,922
Accumulated net realized gain on investments, futures contracts, options written, swap contracts and foreign currency transactions	39,887,866
Net unrealized appreciation on investments, futures contracts, options written and foreign currencies	32,030,374
Total Net Assets	$633,888,103

Shares Outstanding	29,964,106
Net Asset Value	$21.15

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2006 Annual Report              25

Statement of Operations (For the year ended October 31, 2006)

INVESTMENT INCOME:
Interest	$28,070,487
Dividends	6,967,442
Income from securities lending	60,647
Less: Foreign taxes withheld	(108,961)
Total Investment Income	34,989,615
EXPENSES:
Interest expense (Note 4)	11,568,357
Investment management fee (Note 2)	7,384,992
Commitment fees	427,222
Shareholder reports	324,014
Directors’ fees	75,926
Custody fees	75,408
Audit and tax	71,082
Legal fees	57,841
Transfer agent fees	32,689
Stock exchange listing fees	25,860
Insurance	14,335
Miscellaneous expenses	14,074
Total Expenses	20,071,800
Less: Fee waivers and/or expense reimbursements (Note 2)	(14,331)
Net Expenses	20,057,469
Net Investment Income	14,932,146
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS WRITTEN, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	63,318,585
Futures contracts	(29,861)
Options written	324,979
Swap contracts	(129)
Foreign currency transactions	8,556
Net Realized Gain	63,622,130
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(2,810,284)
Futures contracts	(69,301)
Options written	(13,042)
Foreign currencies	(9,217)
Change in Net Unrealized Appreciation/Depreciation	(2,901,844)
Net Gain on Investments, Futures Contracts, Options Written, Swap Contracts and Foreign Currency Transactions	60,720,286
Increase in Net Assets From Operations	$75,652,432

See Notes to Financial Statements.

26            LMP Capital and Income Fund Inc. 2006 Annual Report

Statements of Changes in Net Assets (For the years ended October 31,)

	2006	2005

OPERATIONS:
Net investment income	$14,932,146	$22,725,281
Net realized gain	63,622,130	10,639,307
Change in net unrealized appreciation/depreciation	(2,901,844)	39,671,791
Increase from payment by affiliate	—	21,460
Increase in Net Assets From Operations	75,652,432	73,057,839
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(17,048,795)	(32,052,389)
Net realized gains	(20,449,892)	(7,365,538)
Decrease in Net Assets From Distributions to Shareholders	(37,498,687)	(39,417,927)
FUND SHARE TRANSACTIONS:
Net increase in net assets due to an adjustment of initial offering costs†	442,559	—
Cost of shares repurchased (2,418,600 and 581,400 shares repurchased, respectively)	(42,362,520)	(10,309,481)
Decrease in Net Assets From Fund Share Transactions	(41,919,961)	(10,309,481)
Increase (Decrease) in Net Assets	(3,766,216)	23,330,431

NET ASSETS:
Beginning of year	637,654,319	614,323,888
End of year*	$633,888,103	$637,654,319

* Includes undistributed net investment income of:	$6,922	—

†	Upon the initial public offering of the Fund, the Fund estimated $1,318,000 of offering costs. The actual offering costs amounted to $875,441 at the end of the offering period.

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2006 Annual Report              27

Statement of Cash Flows (For the year ended October 31, 2006)

CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Interest received	$38,381,719
Operating expenses paid	(8,523,529)
Net purchases of short-term investments	(90,793,793)
Realized gain on foreign currency transactions	8,556
Realized loss on options	(9,780,068)
Realized loss on futures contracts	(29,861)
Realized loss on swap contracts	(129)
Net change in unrealized depreciation on futures contracts	(69,301)
Net change in unrealized depreciation on foreign currencies	(9,687)
Purchases of long-term investments	(1,578,436,358)
Proceeds from disposition of long-term investments	1,742,153,019
Premium for options written	215,858
Change in payable to broker — variation margin	18,883
Change in payable for open forward currency contracts	6,922
Change in payable on interest rate swap contracts	(3,484)
Interest paid	(11,349,854)
Net Cash Provided By Operating Activities	81,788,893
CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
Cash distributions paid on Common Stock	(37,498,687)
Proceeds from sale of shares	(42,586,188)
Net Cash Flows Used By Financing Activities	(80,084,875)
NET INCREASE IN CASH	1,704,018
Cash and foreign currency, Beginning of year	981
Cash and foreign currency, End of year	$1,704,999
RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Increase in Net Assets From Operations	$75,652,432
Accretion of discount on investments	(2,618,209)
Amortization of premium on investments	1,279,036
Increase in investments, at value	(2,957,714)
Increase in payable for securities purchased	12,727,189
Decrease in interest receivable	3,753,484
Decrease in interest rate swap contracts payable	(3,484)
Increase in premium for options written	215,858
Increase in receivable for securities sold	(6,469,590)
Increase in payable for open forward currency contracts	6,922
Increase in payable to broker — variation margin	18,883
Increase in prepaid expenses	(1,218)
Increase in interest payable	218,504
Decrease in accrued expenses	(33,200)
Total Adjustments	6,136,461
Net Cash Flows Provided By Operating Activities	$81,788,893

See Notes to Financial Statements.

28            LMP Capital and Income Fund Inc. 2006 Annual Report

Financial Highlights

For a share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:

	2006(1)	2005(1)		2004(1)(2)
Net Asset Value, Beginning of Year	$19.69	$18.64		$19.06	(3)
Income (Loss) From Operations:
Net investment income	0.48	0.69		0.37
Net realized and unrealized gain (loss)	2.18	1.52		(0.19)
Total Income From Operations	2.66	2.21		0.18
Gain From Repurchase of Treasury Stock	—	0.04		—
Less Distributions From:
Net investment income	(0.55)	(0.98)		(0.40)
Net realized gains	(0.65)	(0.22)		—
Return of capital	—	—		(0.20)
Total Distributions	(1.20)	(1.20)		(0.60)
Net Asset Value, End of Year	$21.15	$19.69		$18.64
Market Price, End of Year	$18.19	$17.19		$17.24
Total Return, Based on Net Asset Value(4)	13.89%	12.34	%(5)	1.06%
Total Return, Based on Market Price(6)	13.24%	6.85	%(5)	(10.74)%
Net Assets, End of Year (000s)	$633,888	$637,654		$614,324
Ratios to Average Net Assets:
Gross expenses	3.13%	2.45%		1.54	%(7)
Gross expenses, excluding interest expense	1.33	1.23		1.15	(7)
Net expenses	3.13 (8)	2.45		1.54	(7)
Net expenses, excluding interest expense	1.33 (8)	1.23		1.15	(7)
Net investment income	2.33	3.55		2.97	(7)
Portfolio Turnover Rate	193%	64%		39%
Auction Rate Preferred Stock:
Supplemental Data:
Loans Outstanding, End of Year (000s)	$220,000	$220,000		$220,000
Asset Coverage for Loan Outstanding	388%	390%		379%
Weighted Average Loan (000s)	$220,000	$220,000		$105,783
Weighted Average Interest Rate on Loans	5.26%	3.54%		2.22%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the period February 24, 2004 (commencement of operations) through October 31, 2004.
(3)	Initial public offering price of $20.00 per share less offering costs and sales load totaling $0.94 per share.
(4)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(5)	The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.
(6)

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(7)	Annualized.
(8)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2006 Annual Report              29

Notes to Financial Statements

1.     Organization and Significant Accounting Policies

LMP Capital and Income Fund Inc. (formerly known as Salomon Brothers Capital and Income Fund Inc.) (the “Fund”) was incorporated in Maryland on November 12, 2003 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund seeks total return with an emphasis on income by investing primarily in a portfolio consisting of a broad range of equity and fixed income securities of both U.S. and foreign issuers.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations maturing within 60 days are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Lending of Portfolio Securities. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. In exchange for lending securities under the terms of the agreement with its custodian, the Fund receives a lender’s fee. Fees earned by the Fund on securities lending are recorded as securities lending income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current

30            LMP Capital and Income Fund Inc. 2006 Annual Report

Notes to Financial Statements (continued)

market value of the loaned securities, plus a margin which varies depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund maintains the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

(d) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

(e) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium and the amount for effecting a closing purchase transaction, including brokerage commission, is also treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received reduces the cost of the security purchased by the Fund.

A risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

LMP Capital and Income Fund Inc. 2006 Annual Report              31

Notes to Financial Statements (continued)

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(h) Mortgage Dollar Rolls. The Fund enters into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by a fee paid by the counterparty, often in the form of a drop in the repurchase price of the securities. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(i) Credit Default Swaps. The Fund may enter into credit default swap contracts for investment purposes, to manage its credit risk or to add leverage. As a seller in a credit default swap contract, the Fund is required to pay the notional or other agreed-upon value to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund keeps the stream of payments and has no payment obligations. Such periodic payments are accrued daily and accounted for as realized gain.

32            LMP Capital and Income Fund Inc. 2006 Annual Report

Notes to Financial Statements (continued)

The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held, in which case the Fund functions as the counterparty referenced in the preceding paragraph. As a purchaser of a credit default swap contract, the Fund receives the notional or other agreed upon value from the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the referenced debt obligation. In return, the Fund makes periodic payments to the counterparty over the term of the contract provided no event of default has occurred. Such periodic payments are accrued daily and accounted for as realized loss.

Swaps are marked-to-market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Fund’s Statement of Operations. For a credit default swap sold by the Fund, payment of the agreed upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by the Fund, the agreed upon amount received by the Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by the Fund.

Entering into credit default swaps involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there will be unfavorable changes in net interest rates.

(j) Forward Foreign Currency Contracts. The Fund may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(k) Credit and Market Risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater

LMP Capital and Income Fund Inc. 2006 Annual Report              33

Notes to Financial Statements (continued)

risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(l) Cash Flow Information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(m) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(n) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

34            LMP Capital and Income Fund Inc. 2006 Annual Report

Notes to Financial Statements (continued)

(o) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(p) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. However, due to the timing of when distributions are made, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income exceeds the distributions from such taxable income for the year. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(q) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Undistributed Realized Gains	Paid-in Capital
(a)	$ (176,392)	—	$176,392
(b)	2,299,963	$(2,299,963)	—

(a)	Reclassifications are primarily due to a prior year taxable overdistribution.
(b)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities, income from mortgage backed securities treated as capital gains for tax purposes and book/tax differences in the treatment of distributions from real estate investment trusts.

Additionally, during the current period, Accumulated Realized Gains and Cost of Investments each have been reduced by $232,547 as a result of return of capital distributions paid by REITs. These adjustments have no effect on net assets or asset values per share.

2.     Investment Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s then investment manager, Salomon Brothers Asset Management Inc. (“SBAM”), previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s then existing investment management and administrative contracts to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and SBAM, which became effective on December 1, 2005.

LMP Capital and Income Fund Inc. 2006 Annual Report              35

Notes to Financial Statements (continued)

Prior to the Legg Mason transaction and under the new investment management agreement, effective December 1, 2005, the Fund paid SBAM an investment management fee calculated daily and paid monthly at an annual rate of 0.85% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings used for leverage.

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and Western Asset Management Company (“Western Asset”) and ClearBridge Advisors, LLC (“ClearBridge”), formerly known as CAM North America LLC, became the Fund’s subadvisers. The portfolio managers who are responsible for the day-to-day management of the Fund remained the same immediately prior to and immediately after the date of these changes. LMPFA, Western Asset and ClearBridge are wholly-owned subsidiaries of Legg Mason.

Effective November 30, 2006, Western Asset Management Company Limited (“Western Asset Limited”) became an additional subadviser to the Fund. Western Asset Limited will provide certain advisory services to the Fund relating to currency transactions and investment in non-dollar denominated securities. Western Asset Limited is a wholly-owned subsidiary of Legg Mason. Western Asset Limited will not receive any compensation from the Fund and will be paid by Western Asset for its services to the Fund.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited Provides certain advisory services to the Fund relating to currency transactions and investments in non-dollar-denominated debt securities. The Fund’s investment management fee remains unchanged. For its services, LMPFA pays Western Asset and ClearBridge 70% of the net management fee that it receives from the Fund. This fee will be divided between the subadvisers, on a pro rata basis, based on the assets allocated to each subadviser, from time to time.

During the year ended October 31, 2006, the Fund was reimbursed for expenses in the amount of $14,331.

During periods in which the Fund is utilizing leverage, the fees which are payable to the manager as a percentage of the Fund’s assets will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3.     Investments

During the year ended October 31, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$ 1,466,435,215	$ 124,728,332
Sales	1,678,947,148	67,431,161

36            LMP Capital and Income Fund Inc. 2006 Annual Report

Notes to Financial Statements (continued)

At October 31, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$40,877,110
Gross unrealized depreciation	(9,445,198)
Net unrealized appreciation	$31,431,912

At October 31, 2006, the Fund held loan participations with a total cost of $1,000,000 and a total market value of $1,001,027.

At October 31, 2006, the Fund had no outstanding mortgage dollar rolls. During the year ended October 31, 2006, the Fund entered into mortgage dollar roll transactions in the aggregate amount of $70,927,695. For the year ended October 31, 2006, the Fund recorded interest income of $41,993 related to such mortgage rolls.

During the year ended October 31, 2006, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Options written, outstanding October 31, 2005	—	—
Options written	4,153	$1,385,046
Options closed	(3,063)	(1,169,188)
Options expired	—	—
Options written, outstanding October 31, 2006	1,090	$215,858

At October 31, 2006, the Fund had open forward foreign currency contracts as described below.

Foreign Currency	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Canadian Dollar	700,000	$ 623,677	11/7/06	$ (5,839)
Japanese Yen	72,660,000	622,620	11/7/06	4,736
Japanese Yen	72,660,000	630,380	2/7/07	4,001
				$ 2,898

Contracts to Sell:
Canadian Dollar	700,000	623,677	11/7/06	$ (5,794)
Japanese Yen	72,660,000	622,620	11/7/06	(4,026)
				$ (9,820)
Net Unrealized Loss on Open Forward Foreign Currency Contracts				$ (6,922)

LMP Capital and Income Fund Inc. 2006 Annual Report              37

Notes to Financial Statements (continued)

At October 31, 2006, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. 2 Year Treasury Notes	72	12/06	$14,693,720	$14,717,250	$ 23,530
Contracts to Sell:
U.S. 5 Year Treasury Notes	16	12/06	$1,676,936	$1,689,000	(12,064)
U.S. 10 Year Treasury Notes	66	12/06	7,061,670	7,142,437	(80,767)
					(92,831)
Net Unrealized Loss on Open Futures Contracts					$(69,301)

4.     Loan

At October 31, 2006, the Fund had a $220,000,000 loan pursuant to a revolving credit and security agreement with Crown Point Capital Company LLC and Citicorp North America, Inc. (“CNA”). In addition, CNA acts as administrative agent of the credit facility. The loan generally bears interest at a variable rate based on the weighted average interest rates of the underlying commercial paper or LIBOR plus any applicable margin. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowings outstanding and any additional expenses. For the year ended October 31, 2006, the Fund incurred interest expense on this loan in the amount of $11,568,357.

5.     Distributions Subsequent to October 31, 2006

On July 27, 2006, the Board of Directors (“Board”) of the Fund declared a dividend distribution in the amount of $0.10 per share payable on November 24, 2006 to shareholders of record on November 17, 2006. On November 17, 2006, the Board of Directors of the Fund declared a long-term capital gain distribution of $0.25 per share payable on December 29, 2006, to shareholders of record on December 22, 2006. Additionally, the Board of Directors of the Fund declared two long-term capital gain distributions, each in the amount of $0.10 per share, payable on January 26, 2007 and February 23, 2007, to shareholders of record on January 19, 2007 and February 16, 2007, respectively. The Board of Directors also approved to retain a portion of the long-term capital gain to be distributed and paid during the fiscal year ended 2007. However, due to the timing of these distributions, the Fund will be subject to an excise tax of approximately $900,000 or $0.03 per share.

6.     Capital Shares

On November 20, 2006, the Fund’s Board authorized the Fund to repurchase from time to time in the open market up to 1,000,000 shares of the Fund’s common stock. The Board of Directors directed the management of Fund to repurchase shares of the Fund’s common stock at such times and in such amounts as management believes will enhance shareholder value, subject to review by the Fund’s Board of Directors. This is the fourth repurchase program authorized by the Board of Directors since the Fund’s inception in 2004. Pursuant to the Fund’s previous three repurchase programs of up to 1,000,000 shares each, the Fund has repurchased 3,000,000 shares of common stock. The second and third repurchase program were authorized and announced in February and June respectively, during this period.

38            LMP Capital and Income Fund Inc. 2006 Annual Report

Notes to Financial Statements (continued)

7.              Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, were as follows:

	2006	2005
Distributions paid from:
Ordinary Income	$17,048,795	$39,252,185
Net Long-term Capital Gains	20,449,892	165,742
Total Distributions Paid	$37,498,687	$39,417,927

As of October 31, 2006, the components of accumulated earnings on a tax basis were as follows:

Undistributed long-term capital gains — net	$ 40,200,289
Total undistributed earnings	$ 40,200,289
Other book/tax temporary differences(a)	153,594
Unrealized appreciation/(depreciation)(b)	31,571,279
Total accumulated earnings/(losses) — net	$ 71,925,162

(a)   Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles and the realization for tax purposes of unrealized losses on certain futures and foreign currency contracts.

(b)   The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the difference between book & tax amortization methods for premiums on fixed income securities and other book/tax basis adjustments.

8.              Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGM”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other

LMP Capital and Income Fund Inc. 2006 Annual Report              39

Notes to Financial Statements (continued)

misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

The order also required that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order.

On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the Fund’s manager does not believe that this matter will have a material adverse effect on the Affected Funds.

This Fund is not among the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

9.              Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBAM for alleged violations of Sections 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the

40            LMP Capital and Income Fund Inc. 2006 Annual Report

Notes to Financial Statements (continued)

SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

10.       Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be November 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

***

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

LMP Capital and Income Fund Inc. 2006 Annual Report              41

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders LMP Capital and Income Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of LMP Capital and Income Fund Inc. (formerly Salomon Brothers Capital and Income Fund Inc.), as of October 31, 2006, and the related statement of operations and statement of cash flows for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period February 24, 2004 (commencement of operations) through October 31, 2004 were audited by other independent registered public accountants whose report thereon, dated December 21, 2004, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of LMP Capital and Income Fund Inc., as of October 31, 2006, and the results of its operations and its cash flows for the year ended, and the changes in its net assets for each of the years and financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 27, 2006

42            LMP Capital and Income Fund Inc. 2006 Annual Report

Board Approval of Management and Subadvisory Agreements (unaudited)

At a meeting held in person on June 26, 2006, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or Legg Mason Partners Fund Advisor, LLC (the “Manager”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), approved a new management agreement (the “New Management Agreement”) between the Fund and the Manager. The Fund’s Board, including a majority of the Independent Board Members, also approved new subadvisory agreements between the Manager and Western Asset Management Company and ClearBridge (each “Subadviser”) (the “New Subadvisory Agreements”). The New Management Agreement and the New Subadvisory Agreements replaced the Fund’s prior management agreement with Smith Barney Fund Management LLC and were entered into in connection with an internal reorganization of the Manager’s, the prior manager’s and the Subadvisers’ parent organization, Legg Mason. In approving the New Management Agreement and New Subadvisory Agreement, the Board, including the Independent Board Members, considered the factors discussed below, among other things.

The Board noted that the Manager will provide administrative and certain oversight services to the Fund, and that the Manager will delegate to each of the Subadvisers the day-to-day portfolio management of the Fund. The Board Members reviewed the qualifications, backgrounds and responsibilities of the senior personnel that will provide oversight and general management services and the portfolio management team that would be primarily responsible for the day-to-day management of the Fund. The Board Members noted that the portfolio management team was expected to be the same as then managing the Fund.

The Board Members received and considered information regarding the nature, extent and quality of services expected to be provided to the Fund by the Manager under the New Management Agreement and by the Subadvisers under the New Subadvisory Agreements. The Board Members’ evaluation of the services expected to be provided by the Manager and the Subadvisers took into account the Board Members’ knowledge and familiarity gained as Fund Board Members, including as to the scope and quality of Legg Mason’s investment management and other capabilities and the quality of its administrative and other services. The Board Members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities and organization of the Manager and the Subadvisers and the qualifications, backgrounds and responsibilities of their senior personnel. The Board Members further considered the financial resources available to the Manager, the Subadvisers and Legg Mason. The Board Members concluded that, overall, the nature, extent and quality of services expected to be provided under the New Management Agreement and the New Subadvisory Agreements were acceptable.

The Board Members also received and considered performance information for the Fund as well as comparative information with respect to a peer group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board Members were provided with a description of the

LMP Capital and Income Fund Inc.                  43

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

methodology Lipper used to determine the similarity of the Fund to the funds included in the Performance Universe. The Board Members noted that they had received and discussed with management, at periodic intervals, information comparing the Fund’s performance against, among other things, its benchmark. Based on the Board Members’ review, which included careful consideration of the factors noted above, the Board Members concluded that the performance of the Fund, under the circumstances, supported approval of the New Management Agreement and New Subadvisory Agreements.

The Board Members reviewed and considered the management fee that would be payable by the Fund to the Manager in light of the nature, extent and quality of the management services expected to be provided by the Manager, including the fee waiver and/or expense reimbursement arrangements currently in place. Additionally, the Board Members received and considered information comparing the Fund’s management fee and overall expenses with those of comparable funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board Members also reviewed and considered the subadvisory fee that would be payable by the Manager to the Subadvisers in light of the nature, extent and quality of the management services expected to be provided by the Subadvisers. The Board Members noted that the Manager, and not the Fund, will pay the subadvisory fee to each Subadviser. The Board Members determined that the Fund’s management fee and the Fund’s subadvisory fees were reasonable in light of the nature, extent and quality of the services expected to be provided to the Fund under the New Management Agreement and the New Subadvisory Agreements.

The Board Members received and considered a pro-forma profitability analysis of Legg Mason and its affiliates in providing services to the Fund, including information with respect to the allocation methodologies used in preparing the profitability data. The Board Members recognized that Legg Mason may realize economies of scale based on its internal reorganization and synergies of operations. The Board Members noted that it was not possible to predict with a high degree of confidence how Legg Mason’s and its affiliates’ profitability would be affected by its internal reorganization and by other factors including potential economies of scale, but that based on their review of the pro forma profitability analysis, their most recent prior review of the profitability of the predecessor manager and its affiliates from their relationship with the Fund and other factors considered, they determined that the management fee was reasonable. The Board Members noted that they expect to receive profitability information on an annual basis.

In their deliberations, the Board Members also considered, and placed significant importance on, information that had been received and conclusions that had been reached by the Board in connection with the Board’s most recent approval of the Fund’s prior management agreement, in addition to information provided in connection with the Board’s evaluation of the terms and conditions of the New Management Agreement and the New Subadvisory Agreements.

The Board Members considered Legg Mason’s advice and the advice of its counsel that the New Management Agreement and the New Subadvisory Agreements were being entered into in connection with an internal reorganization within Legg Mason, that did

44            LMP Capital and Income Fund Inc.

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

not involve an actual change of control or management. The Board Members further noted that the terms and conditions of the New Management Agreement are substantially identical to those of the Fund’s previous management agreement except for the identity of the Manager, and that the initial term of the New Management Agreement (after which it will continue in effect only if such continuance is specifically approved at least annually by the Board, including a majority of the Independent Board Members) was the same as that under the prior management agreement.

In light of all of the foregoing, the Board, including the Independent Board Members, approved the New Management Agreement and the New Subadvisory Agreements. No single factor reviewed by the Board Members was identified as the principal factor in determining whether to approve the New Management Agreement and the New Subadvisory Agreements. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Independent Board Members also discussed the proposed approval of the New Management Agreement and the New Subadvisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager or Subadvisers were present.

LMP Capital and Income Fund Inc.                  45

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of LMP Capital and Income Fund Inc. (formerly known as Salomon Brothers Capital and Income Fund Inc.) (the “Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Non-Interested Directors:
Carol L. Colman Colman Consulting Co. 278 Hawley Road North Salem, NY 10560 Birth year: 1946	Director and Member of the Nominating and Audit Committees, Class I	Since 2003	President, Colman Consulting Co.	37	None

Daniel P. Cronin 24 Woodlawn Avenue New Rochelle, NY 10804 Birth year: 1946	Director and Member of the Nominating and Audit Committees, Class I	Since 2003	Formerly, Associate General Counsel, Pfizer Inc.	34	None

Leslie H. Gelb 150 East 69th Street New York, NY 10021 Birth year: 1937	Director and Member of the Nominating and Audit Committees, Class II	Since 2003	President, Emeritus and Senior Board Fellow, The Council on Foreign Relations; Formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times	34	Director of two registered investment companies advised by Blackstone Asia Advisors L.L.C. (“Blackstone”)

William R. Hutchinson 535 N. Michigan Avenue Suite 1012 Chicago, IL 60611 Birth year: 1942	Director and Member of Nominating and Audit Committees, Class II	Since 2003	President, W.R. Hutchinson & Associates Inc.; Formerly Group Vice President, Mergers and Acquisitions, BP Amoco P.L.C.	44	Associated Banc-Corp.

Riordan Roett The Johns Hopkins University 1740 Massachusetts Ave., NW Washington, DC 20036 Birth year: 1938	Director and Member of the Nominating and Audit Committees, Class III	Since 2003	Professor and Director Latin American Studies Program, Paul H. Nitze School of Avanced International Studies, The Johns Hopkins University	34	None

46            LMP Capital and Income Fund Inc.

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Non-Interested Directors:
Jeswald W. Salacuse Tufts University The Fletcher School of Law & Diplomacy 160 Packard Avenue Medford, MA 02155 Birth year: 1938	Director and Member of the Nominating and Audit Committees, Class III	Since 2003	Henry J. Braker Professor of Commercial Law and formerly Dean, The Fletcher School of Law & Diplomacy, Tufts University	34	Director of two registered investment companies advised by Blackstone

Interested Director:
R. Jay Gerken, CFA** Legg Mason & Co., LLC (“Legg Mason”) 399 Park Avenue, 4th Floor New York, NY 10022 Birth year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason; President and Chief Executive Officer of Legg Mason Partners Fund Advisors LLC (“LMPFA”) (Since 2006); President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Legg Mason; Formerly, Chairman of SBFM and CFM (from 2002 to 2006); Formerly, Chairman, President and Chief Executive Officer of Travelers Investment Advisers, Inc. (from 2002 to 2005)	162	Trustee Consulting Group Capital Markets Funds

Officers:
Frances M. Guggino Legg Mason 125 Broad Street 10th Floor New York, NY 10004 Birth year: 1957	Chief Financial Officer and Treasurer	Since 2004

Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly Controller of certain mutual funds associated with Legg Mason from (1999 to 2004)

				N/A	N/A

LMP Capital and Income Fund Inc.                  47

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Officers:
Ted P. Becker Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth year: 1951	Chief Compliance Officer	Since 2006

Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (2005-Present); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Managing Director of Compliance at Legg Mason or its predecessor (2002-2005); Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup, Inc.

				N/A	N/A

Robert I. Frenkel Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth year: 1954	Secretary and Chief Legal Officer	Since 2003

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason (since 2003); Formerly Secretary of CFM (from 2001 to 2004)

				N/A	N/A

(1)   The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2009, year 2007 and year 2008, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year by the Fund’s Board of Directors to hold office for a one-year term and until their successors are duly elected and qualified.

(2)   Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

48            LMP Capital and Income Fund Inc.

Annual Chief Executive Officer and Chief Financial Officer Certification (unaudited)

The Fund’s CEO has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s CEO and CFO required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

LMP Capital and Income Fund Inc.                  49

Dividend Reinvestment Plan (unaudited)

Unless you elect to receive distributions in cash, all distributions, on your Common Shares will be automatically reinvested by American Stock Transfer & Trust Company, as agent for the Common Shareholders (the “Plan Agent”), in additional Common Shares under the Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by American Stock Transfer & Trust Company as dividend paying agent.

If you participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If the market price of the Common Shares on the record date (or, if the record date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant distribution (the “determination date”) is equal to or exceeds the net asset value per share of the Common Shares, the Fund will issue new Common Shares at a price equal to the greater of (a) the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the market price per share of the Common Shares on the determination date.

(2) If the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the determination date, the Plan Agent will receive the distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the Common Shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds the net asset value per share of the Common Shares at the close of trading on the Exchange on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

The Plan Agent maintains all participants’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certified form. Any proxy you receive will include all Common Shares you have received under the Plan.

You may withdraw from the Plan by notifying the Plan Agent in writing at 59 Maiden Lane, New York, New York 10038. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the

50            LMP Capital and Income Fund Inc.

Dividend Reinvestment Plan (unaudited) (continued)

Common Shares. The Plan may be terminated by the fund upon notice in writing mailed to Common Shareholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. The Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Shares over time.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 1-888-888-0151.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

LMP Capital and Income Fund Inc.                  51

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2006

Record Date:	11/15/2005	12/27/2005	1/24/2006	2/21/2006	3/28/2006	4/25/2006
Payable Date:	11/25/2005	12/30/2005	1/27/2006	2/24/2006	3/31/2006	4/28/2006
Ordinary Income:
Qualified Dividend Income for Individuals	$0.017369	$0.017369	$0.012885	$0.012885	$0.012885	$0.012885
Dividends Qualifying for the Dividends Received Deduction for Corporations	$0.014049	$0.014049	$0.013069	$0.013069	$0.013069	$0.013069
Long-Term Capital Gain Dividend	$ —	$ —	$0.065837	$0.065837	$0.065837	$0.065837

Record Date:	5/23/2006	6/27/2006	7/25/2006	8/22/2006	9/22/2006	10/20/2006
Payable Date:	5/26/2006	6/30/2006	7/28/2006	8/25/2006	9/29/2006	10/27/2006
Ordinary Income:
Qualified Dividend Income for Individuals	$0.012885	$0.012885	$0.012885	$0.012885	$0.012885	$0.012885
Dividends Qualifying for the Dividends Received Deduction for Corporations	$0.013069	$0.013069	$0.013069	$0.013069	$0.013069	$0.013069
Long-Term Capital Gain Dividend	$0.065837	$0.065837	$0.065837	$0.065837	$0.065837	$0.065837

Please retain this information for your records.

52            LMP Capital and Income Fund Inc.

LMP
Capital and Income Fund Inc.

DIRECTORS

Carol L. Colman

Daniel P. Cronin

Leslie H. Gelb

R. Jay Gerken, CFA
    Chairman

William R. Hutchinson

Riordan Roett

Jeswald W. Salacuse

OFFICERS

R. Jay Gerken, CFA
President and
Chief Executive Officer

Frances M. Guggino
Chief Financial Officer
and Treasurer

Ted P. Becker
Chief Compliance Officer

Robert I. Frenkel
Secretary and Chief Legal Officer

LMP CAPITAL AND INCOME FUND INC.

125 Broad Street
10th Floor, MF-2
New York, New York 10004

INVESTMENT MANAGER

Legg Mason Partners Fund Advisor, LLC

SUBADVISERS

ClearBridge Advisors, LLC

Western Asset Management Company

Western Asset Management Company Limited

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

American Stock Transfer & Trust Company
59 Maiden Lane
New York, New York 10038

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP
345 Park Avenue
New York, New York 10154

LEGAL COUNSEL

Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL

SCD

LMP
Capital and Income Fund Inc.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Shareholder Services at 1-800-446-1013.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions is available (1) without charge, upon request, by calling 1-800-446-1013. (2) on the Fund’s website at http://www.leggmason.com/InvestorServices and (3) on the SEC’s website at http://www.sec.gov.

This report is transmitted to the shareholders of LMP Capital and Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock Transfer
& Trust Company
59 Maiden Lane
New York, New York 10038

FD03548 12/06         SR06-212

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

IITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Jane Dasher, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Ms. Dasher as the Audit Committee’s financial expert. Ms. Dasher is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. Effective June 17, 2005, PricewaterhouseCoopers LLP (“PwC”) resigned as the Registrant’s principal accountant (the “Auditor”). The Registrant’s audit committee approved the engagement of KPMG LLP (“KPMG”) as the Registrant’s new principal accountant. The aggregate fees billed in the last two fiscal years ending October 31, 2005 and October 31, 2006 (the “Reporting Periods”) for professional services rendered for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $53,000 in 2005 performed by PwC and $53,500 in 2006 performed by KPMG.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by PwC or KPMG that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $8,500 in 2005 and $255 in 2006. These services completed in the 2006 Reporting Period, consisted of procedures performed by PwC in correlation with the billing for time incurred in connection with KPMG workpaper review.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Capital and Income Fund (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by PwC for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2005 and $5,485 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. As of October 31, 2006, KPMG has not billed the Registrant for any Tax Services rendered.

There were no fees billed for tax services by PwC or KPMG to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) There were no non-audit services rendered by KPMG to SBAM, or any entity controlling, controlled by or under common control with SBAM that provided ongoing services to the Registrant.

All Other Fees. There were no other non-audit services rendered by PwC or KPMG to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Legg Mason Partners Capital and Income Fund requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph  (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Capital and Income Fund, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2005 and 2006; Tax Fees were 100% and 100% for 2005 and 2006; and Other Fees were 100% and 100% for 2005 and 2006.

(f) N/A

(g) All Other Fees. The aggregate fees billed for all other non-audit services rendered by PwC to Salomon Brothers Asset Management (“SBAM”), and any entity controlling, controlled by or under common control with SBAM that provided ongoing services to Legg Mason Partners Capital and Income Fund, requiring pre-approval by the Audit Committee for the year ended October 31, 2005 which include the issuance of reports on internal control under SAS No. 70 related to various Citigroup Asset Management (“CAM”) entities a profitability review of the Adviser and phase 1 of an analysis of Citigroup’s current and future real estate occupancy requirements in the tri-state area and security risk issues in the New York metro region was $1.3 million all of which was pre-approved by the Audit Committee.

Non-audit fees billed by PwC for services rendered to Legg Mason Partners Capital and Income Fund and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Legg Mason Partners Capital and Income Fund during the reporting period was $2.7 million for the year ended October 31, 2005.

Non-audit fees billed by KPMG for services rendered to Legg Mason Partners Capital and Income Fund and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Legg Mason Partners Capital and Income Fund during the reporting period was $75,000 and $0 for the years ended October 31, 2005 and October 31, 2006, respectively. Such fees relate to services provided in connection with the transfer agent matter as fully described in the notes to the financial statements.

(h) Yes.  The Legg Mason Partners Capital and Income Fund’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence.  All services provided by the Auditor to the Legg Mason Partners Capital and Income Fund or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Jane Dasher Lee Abraham John Toolan b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Concerning Citigroup Asset Management (1)(CAM)

Proxy Voting Policies and Procedures

The following is a brief overview of the Proxy Voting Policies and Procedures (the “Policies”) that CAM has adopted to seek to ensure that CAM votes proxies relating to equity securities in the best interest of clients.

CAM votes proxies for each client account with respect to which it has been authorized to vote proxies.  In voting proxies, CAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients.  CAM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be

(1)Citigroup Asset Management comprises CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms.  On December 1, 2005, Citigroup Inc. (“Citigroup”) sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. (“Legg Mason”).  As part of this transaction, CAM North America, LLC, Salomon Brothers Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason.  Under a licensing agreement between Citigroup and Legg Mason, the names of CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC and their affiliated advisory entities, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason.  Citi Marks include, but are not limited to, “Citigroup Asset Management,” “Salomon Brothers Asset Management” and “CAM”.  All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.  Legg Mason and its subsidiaries, including CAM North America, LLC, Salomon Brothers Asset Management Inc, and Smith Barney Fund Management LLC are not affiliated with Citigroup.

consistent with efforts to maximize shareholder values.  CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the CAM adviser (business unit) continues to retain responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position.  In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors.  In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above.  Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues.  The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted.  Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally.  As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.  A CAM business unit or investment team (e.g. CAM’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures.  In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of CAM’s goal to vote proxies in the best interest of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM’s interests and those of its clients before voting proxies on behalf of such clients.  To seek to identify conflicts of interest, CAM periodically notifies CAM employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM’s compliance personnel.  CAM also maintains and considers a list of significant CAM relationships that could present a conflict of interest for CAM in voting proxies.  CAM is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM Legg Mason affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer.  Absent special circumstances or a significant, publicized non-CAM Legg Mason affiliate relationship that CAM for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which CAM decides to vote a proxy, CAM generally takes the position that relationships between a non-CAM Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-CAM Legg Mason affiliate) do not present a conflict of interest for CAM in voting proxies with respect to such issuer.  Such position is based on the fact that CAM is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between CAM and certain other Legg Mason business units.

CAM maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by CAM compliance personnel. A proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.  With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material.  A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM’s decision-making in voting proxies.  If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted.  Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

ITEM 8.                                                     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

S. Kenneth Leech	Since 2006	Co-portfolio manager of the fund; employee of SBAM since 2006 and Chief
Western Asset		Investment Officer of Western Asset since 1998.
385 East Colorado
Blvd. Pasadena, CA
91101

Stephen A. Walsh	Since 2006	Co-portfolio manager of the fund; employee of SBAM since 2006 and Deputy
Western Asset		Chief Investment Officer of Western Asset since 2000.
385 East Colorado
Blvd. Pasadena, CA
91101

Carl Eichstaedt	Since 2006	Co-portfolio manager of fund; employee of SBAM since 2006; portfolio
Western Asset		manager at Western Asset since 1994.
385 East Colorado
Blvd. Pasadena, CA
91101

Mark S. Lindbloom	Since 2006	Co-portfolio manager of fund; employee of SBAM since 2006 and portfolio
Western Asset		manager at Western Asset since 2006; managing director of SBAM and senior
385 East Colorado		portfolio manager responsible for managing its Mortgage/Corporate Group and was
Blvd. Pasadena,CA		associated with Citigroup Inc. or its predecessor companies from 1986-2005.
91101

Ronald D. Mass Western Asset	Since 2006	Co-portfolio manager of the fund; employee of SBAM since 2006; portfolio manager at Western Asset since 1991.
385 East Colorado
Blvd. Pasadena, CA
91101

Robert Gendelman	Since 2006	Portfolio manager of the fund; employee of Clearbridge Advisors since 2006;
Clearbridge		Senior Portfolio manager 2003-2006 at Cobble Creek Partners LLC; General
Advisors		Partner and Portfolio Manager at Neuberger Berman 1994-2003.
399 Park Avenue
New York, NY
10022

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of October 31, 2006.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts

S. Kenneth Leech‡	134 registered investment	22 Other pooled	1,039 Other accounts with
	companies with $98.6	investment vehicles	$359.3 billion in total
	billion in total assets	with $27.2 billion in assets	assets under
	under management	under management	management*

Stephen A. Walsh‡	134 registered investment	22 Other pooled	1,039 Other accounts with
	companies with $98.6	investment vehicles	$359.3 billion in total
	billion in total assets	with $27.2 billion in assets	assets under
	under management	under management	management*

Carl Eichstaedt ‡	16 registered investment	1 Other pooled	98 Other accounts with
	companies with $4.1	investment vehicles	$22 billion in total
	billion in total assets	with $331 million in assets	assets under
	under management	under management	management**

Mark S. Lindbloom‡	8 registered investment	0 Other pooled	26 Other accounts
	Companies with $3.1	investment vehicles	with $4.9 billion in total
	billion in total assets	with $0 in	assets under
	Under management	assets under management	management***

Ronald Mass‡	1 registered investment	0 Other pooled	10 Other accounts
	Companies with $171	investment vehicles	with $4.9 billion
	million in total assets	with $0 in	in total assets under
	Under management	assets under management	management****

Robert Gendelman‡	2 registered investment	0 Other pooled	0 Other accounts
	Companies with $2.18	investment vehicles	with $0 billion
	billion in total assets	with $0 in assets under	in total assets under
	Under management	management	management

*           Includes 96 accounts managed, totaling $30.9 billion, for which advisory fee is performance based.

**         Includes 2 accounts managed, totaling $1.06 billion, for which advisory fee is performance based.

***      Includes 8 accounts managed, totaling $1 billion, for which advisory fee is performance based.

****    Includes 1 account managed, totaling $1.06 billion, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”).  Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios.  Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, the Advisers’ compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe.  This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses.  These are structured to closely align the interests of employees with those of the Advisers, and are determined by the professional’s job function and performance as measured by a formal review process.  All bonuses are completely discretionary.  One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks.  Because portfolio managers are generally responsible for multiple accounts (including the Portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account.  A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Adviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance.  These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity).  These could include potential conflicts of interest related to the knowledge and timing of a Portfolio’s trades, investment opportunities and broker selection.  Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully.  Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account.  A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account.  The Advisers have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time.  All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest.  Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Portfolios, the Advisers determine which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction.  However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Advisers may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer.  In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts.  Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Portfolio or the other account(s) involved.  Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Portfolio.  For example, a portfolio manager could short sell a security for an account immediately prior to a Portfolio’s sale of that security.  To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Portfolios) for timing and pattern related issues.  Trading decisions for alternative investment and long only accounts may not be identical even though the same Portfolio Manager may manage both types of accounts.  Whether the Adviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented.  If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of October 31, 2006.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned

S. Kenneth Leech	A
Stephen A. Walsh	A
Carl Eichstaedt	A
Mark S. Lindbloom	A
Ronald D. Mass	A
Robert Gendelman	F

Dollar Range ownership is as follows:
A:  none
B:  $1 - $10,000
C:  10,001 - $50,000
D:  $50,001 - $100,000
E:  $100,001 - $500,000

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

Period	(a)Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of a Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
1st Share Buy Back Program (Announced 5/17/05 and completed 3/3/06)†
November 1-30, 2005	150,400	$17.179	731,800	268,200
December 1-9, 2005	152,200	$17.040	884,000	116,000
January 2006	None	None	884,000	116,000
February 13-28, 2006	80,000	$17.736	964,000	36,000
March 1-3, 2006	36,000	$17.885	1,000,000	0
Total 1st Program	418,600

2nd Share Buy Back Program (Announced 2/6/06 and completed 7/10/06)‡
March 3-23, 2006	259,300	$17.806	259,300	740,700
April 3-20, 2006	234,600	$17.766	493,900	506,100
May 1-18, 2006	258,700	$17.653	752,600	247,400
June 1-16, 2006	191,500	$17.444	944,100	55,900
July 3-10, 2006	55,900	$17.140	1,000,000	0
Total 2nd Program	1,000,000

3rd Share Buy Back Program (Announced 5/11/06 and completed 10/4/06)*
July 10-31, 2006	208,600	$17.002	208,600	791,400
August 1-31, 2006	508,700	$17.466	717,300	282,700
September 1-19, 2006	241,400	$17.648	958,700	41,300
October 2-4, 2006	41,300	$17.714	1,000,000	0
Total 3rd Program	1,000,000

Footnotes:

†On May 17, 2005 the Fund has been authorized to repurchase in the open market up to 1,000,000 shares of the Fund’s common stock. The Fund completed the repurchase of the 1,000,000 authorized shares on March 3, 2006. At the beginning of the period November 1, 2005, the Fund had previously repurchased 581,400 shares in the open market of the 1,000,000 shares that had been authorized.

‡On February 6, 2006 the Fund announced it has been re-authorized to repurchase in the open market up to 1,000,000 shares of the Fund’s common stock.   The Fund completed the repurchase of the 1,000,000 authorized shares on July 10, 2006.

*On May 11, 2006 the Fund announced it has been re-authorized to repurchase in the open market up to 1,000,000 shares of the Fund’s common stock.  The Fund completed the repurchase of the 1,000,000 authorized shares on October 4, 2006.

Prior to October 9, 2006, the fund name was “Salomon Brothers Capital and Income Fund”.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1)	Code of Ethics attached hereto

Exhibit 99.CODE ETH

(a) (2)	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

LMP Capital and Income Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
LMP Capital and Income Fund Inc.

Date:	January 8, 2007

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
LMP Capital and Income Fund Inc.

Date:	January 8, 2007

By:	/s/ Frances M. Guggino
Frances M. Guggino
Chief Financial Officer of
LMP Capital and Income Fund Inc.

Date:	January 8, 2007